UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2018

Date of reporting period: May 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.18

SEMI-ANNUAL REPORT

AB DISCOVERY VALUE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Discovery Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB DISCOVERY VALUE FUND | 1

SEMI-ANNUAL REPORT

July 16, 2018

This report provides management’s discussion of fund performance for AB Discovery Value Fund for the semi-annual reporting period ended May 31, 2018.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2018 (unaudited)

	6 Months	12 Months
AB DISCOVERY VALUE FUND[1]
Class A Shares	3.18%	16.33%
Class B Shares[2]	3.06%	16.16%
Class C Shares	2.79%	15.49%
Advisor Class Shares[3]	3.27%	16.62%
Class R Shares[3]	2.89%	15.82%
Class K Shares[3]	3.08%	16.22%
Class I Shares[3]	3.26%	16.60%
Class Z Shares[3]	3.32%	16.74%
Primary Benchmark: Russell 2500 Value Index	2.86%	13.85%
Russell 2500 Index	5.05%	18.29%

1	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2018, by 0.00% and 0.02%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Russell 2500 Value Index, in addition to the Russell 2500 Index, which represents small- and mid-cap stocks, for the six- and 12-month periods ended May 31, 2018.

During the six-month period, all share classes except Class C outperformed the primary benchmark, before sales charges; all share classes underperformed the Russell 2500 Index. Stock selection in the energy and

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technology sectors, as well as an underweight to real estate, contributed relative to the benchmark. Stock selection and an overweight in industrials, along with stock selection in utilities, detracted.

During the 12-month period, all share classes outperformed the primary benchmark, before sales charges; all share classes underperformed the Russell 2500 Index. Stock selection in the energy and financials sectors, along with an underweight to real estate, contributed. Stock selection in utilities and real estate and an overweight to technology detracted.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

After advancing to all-time highs, global stocks retraced some of their positive performance during the six-month period ended May 31, 2018. US equities had the highest returns, given strong corporate earnings results after the passage of major tax reform. In terms of style, growth stocks outperformed value stocks. While US tax reform and strong economic data helped stocks reach record highs early in the period, inflation concerns and rising interest rates soon weighed on performance. Trade and geopolitical tensions added to downward pressure. Toward the end of the period, political turmoil in Italy decreased investors’ risk appetite.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Fund’s deep value discipline. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options

(continued on next page)

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strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US; the Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB DISCOVERY VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	16.33%	11.39%
5 Years	11.11%	10.15%
10 Years	9.48%	9.01%
CLASS B SHARES
1 Year	16.16%	12.16%
5 Years	11.01%	11.01%
10 Years[1]	9.37%	9.37%
CLASS C SHARES
1 Year	15.49%	14.49%
5 Years	10.31%	10.31%
10 Years	8.70%	8.70%
ADVISOR CLASS SHARES[2]
1 Year	16.62%	16.62%
5 Years	11.42%	11.42%
10 Years	9.79%	9.79%
CLASS R SHARES[2]
1 Year	15.82%	15.82%
5 Years	10.71%	10.71%
10 Years	9.16%	9.16%
CLASS K SHARES[2]
1 Year	16.22%	16.22%
5 Years	11.05%	11.05%
10 Years	9.47%	9.47%
CLASS I SHARES[2]
1 Year	16.60%	16.60%
5 Years	11.43%	11.43%
10 Years	9.81%	9.81%
CLASS Z SHARES[2]
1 Year	16.74%	16.74%
Since Inception[3]	10.82%	10.82%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.13%, 1.91%, 1.87%, 0.88%, 1.53%, 1.22%, 0.86% and 0.79% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	9.15%
5 Years	10.45%
10 Years	10.20%
CLASS B SHARES
1 Year	9.85%
5 Years	11.31%
10 Years[1]	10.56%
CLASS C SHARES
1 Year	12.14%
5 Years	10.61%
10 Years	9.88%
ADVISOR CLASS SHARES[2]
1 Year	14.28%
5 Years	11.72%
10 Years	10.99%
CLASS R SHARES[2]
1 Year	13.55%
5 Years	11.01%
10 Years	10.35%
CLASS K SHARES[2]
1 Year	13.91%
5 Years	11.35%
10 Years	10.66%
CLASS I SHARES[2]
1 Year	14.30%
5 Years	11.74%
10 Years	11.01%
CLASS Z SHARES[2]
1 Year	14.38%
Since Inception[3]	10.59%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

abfunds.com	AB DISCOVERY VALUE FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,031.80	$5.57	1.10%	$5.57	1.10%
Hypothetical**	$1,000	$1,019.45	$5.54	1.10%	$5.54	1.10%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class B
Actual	$1,000	$1,030.60	$6.23	1.23%	$6.28	1.24%
Hypothetical**	$1,000	$1,018.80	$6.19	1.23%	$6.24	1.24%
Class C
Actual	$1,000	$1,027.90	$9.35	1.85%	$9.40	1.86%
Hypothetical**	$1,000	$1,015.71	$9.30	1.85%	$9.35	1.86%
Advisor Class
Actual	$1,000	$1,032.70	$4.31	0.85%	$4.36	0.86%
Hypothetical**	$1,000	$1,020.69	$4.28	0.85%	$4.33	0.86%
Class R
Actual	$1,000	$1,028.90	$7.69	1.52%	$7.69	1.52%
Hypothetical**	$1,000	$1,017.35	$7.64	1.52%	$7.64	1.52%
Class K
Actual	$1,000	$1,030.80	$6.13	1.21%	$6.13	1.21%
Hypothetical**	$1,000	$1,018.90	$6.09	1.21%	$6.09	1.21%
Class I
Actual	$1,000	$1,032.60	$4.46	0.88%	$4.46	0.88%
Hypothetical**	$1,000	$1,020.54	$4.43	0.88%	$4.43	0.88%
Class Z
Actual	$1,000	$1,033.20	$3.95	0.78%	$3.95	0.78%
Hypothetical**	$1,000	$1,021.04	$3.93	0.78%	$3.93	0.78%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

May 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,168.9

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Reinsurance Group of America, Inc. – Class A	$54,340,867	1.7%
Zions Bancorporation	53,391,462	1.7
ICON PLC	44,840,929	1.4
QEP Resources, Inc.	44,771,083	1.4
Everest Re Group Ltd.	44,206,404	1.4
HollyFrontier Corp.	43,951,695	1.4
American Financial Group, Inc./OH	42,875,615	1.4
Comerica, Inc.	42,713,370	1.3
SkyWest, Inc.	42,243,270	1.3
SRC Energy, Inc.	41,668,094	1.3
	$455,002,789	14.3%

1	All data are as of May 31, 2018. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

May 31, 2018 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.4%
Financials – 22.4%
Banks – 11.6%
Associated Banc-Corp.	1,412,005	$38,971,338
Comerica, Inc.	453,000	42,713,370
Fulton Financial Corp.	1,521,930	26,557,678
Huntington Bancshares, Inc./OH	2,325,090	34,574,088
Sterling Bancorp/DE	1,347,020	33,069,341
Synovus Financial Corp.	624,470	33,790,072
Texas Capital Bancshares, Inc.(a)	337,020	32,471,877
Umpqua Holdings Corp.	1,502,090	35,359,199
Webster Financial Corp.	583,037	37,372,672
Zions Bancorporation	974,119	53,391,462

		368,271,097

Consumer Finance – 0.8%
OneMain Holdings, Inc.(a)	760,320	24,733,210

Insurance – 8.0%
American Financial Group, Inc./OH	390,204	42,875,615
Everest Re Group Ltd.	196,220	44,206,404
First American Financial Corp.	526,550	27,422,724
Hanover Insurance Group, Inc. (The)	190,570	23,104,707
Old Republic International Corp.	1,600,070	33,569,469
Reinsurance Group of America, Inc. – Class A	363,630	54,340,867
Selective Insurance Group, Inc.	479,520	27,260,712

		252,780,498

Thrifts & Mortgage Finance – 2.0%
BankUnited, Inc.	923,620	38,949,055
Essent Group Ltd.(a)	710,367	24,365,588

		63,314,643

		709,099,448

Industrials – 16.5%
Air Freight & Logistics – 1.1%
Atlas Air Worldwide Holdings, Inc.(a)	495,250	33,751,288

Airlines – 2.9%
Alaska Air Group, Inc.	461,970	28,092,396
Hawaiian Holdings, Inc.	576,550	21,332,350
SkyWest, Inc.	741,110	42,243,270

		91,668,016

Commercial Services & Supplies – 1.0%
Steelcase, Inc. – Class A	2,196,922	31,635,677

Construction & Engineering – 3.8%
AECOM(a)	910,422	30,043,926
Granite Construction, Inc.	539,880	30,702,976
Quanta Services, Inc.(a)	990,030	35,650,980

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Tutor Perini Corp.(a)	1,267,320	$25,092,936

		121,490,818

Electrical Equipment – 2.3%
EnerSys	419,050	33,486,285
Regal Beloit Corp.	494,660	39,300,737

		72,787,022

Machinery – 2.5%
Oshkosh Corp.	427,300	31,086,075
SPX FLOW, Inc.(a)	459,650	20,026,950
Terex Corp.	685,200	27,120,216

		78,233,241

Road & Rail – 1.9%
Ryder System, Inc.	428,924	28,772,222
Werner Enterprises, Inc.	831,180	32,582,256

		61,354,478

Trading Companies & Distributors – 1.0%
MRC Global, Inc.(a)	1,547,260	31,950,919

		522,871,459

Information Technology – 14.2%
Communications Equipment – 1.9%
Finisar Corp.(a)(b)	1,274,920	20,666,453
Infinera Corp.(a)	2,079,882	18,302,962
NetScout Systems, Inc.(a)	775,770	20,945,790

		59,915,205

Electronic Equipment, Instruments & Components – 4.7%
Anixter International, Inc.(a)	491,040	30,076,200
Avnet, Inc.	927,160	35,343,339
CDW Corp./DE	302,110	24,183,906
Sanmina Corp.(a)	906,580	26,109,504
VeriFone Systems, Inc.(a)	1,477,230	33,592,210

		149,305,159

IT Services – 3.2%
Amdocs Ltd.	478,410	32,273,538
Booz Allen Hamilton Holding Corp.	769,165	34,681,650
Genpact Ltd.	1,160,800	34,858,824

		101,814,012

Semiconductors & Semiconductor Equipment – 2.1%
Cypress Semiconductor Corp.	1,586,630	26,115,930
Mellanox Technologies Ltd.(a)	219,090	18,710,286
Qorvo, Inc.(a)	257,844	20,691,981

		65,518,197

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Software – 1.2%
Verint Systems, Inc.(a)	934,895	$39,452,569

Technology Hardware, Storage & Peripherals – 1.1%
NCR Corp.(a)	1,166,620	35,115,262

		451,120,404

Consumer Discretionary – 13.8%
Auto Components – 2.9%
Cooper-Standard Holdings, Inc.(a)	308,821	38,355,568
Dana, Inc.	820,790	18,303,617
Lear Corp.	112,526	22,280,148
Tenneco, Inc.	285,600	12,617,808

		91,557,141

Diversified Consumer Services – 1.6%
Houghton Mifflin Harcourt Co.(a)	2,076,440	14,119,792
Sotheby’s(a)	661,980	36,289,744

		50,409,536

Hotels, Restaurants & Leisure – 1.7%
Bloomin’ Brands, Inc.	1,583,270	33,596,989
Brinker International, Inc.(b)	477,866	20,897,080

		54,494,069

Household Durables – 1.9%
Lennar Corp. – Class A	699,678	36,201,340
Taylor Morrison Home Corp. – Class A(a)	1,047,460	22,520,390

		58,721,730

Media – 0.7%
Scholastic Corp.	524,040	23,576,560

Specialty Retail – 2.8%
Burlington Stores, Inc.(a)	170,838	24,985,058
Caleres, Inc.	374,537	13,281,082
Michaels Cos., Inc. (The)(a)	1,316,770	24,175,897
Signet Jewelers Ltd.	613,540	26,382,220

		88,824,257

Textiles, Apparel & Luxury Goods – 2.2%
Crocs, Inc.(a)	1,800,980	32,129,483
Deckers Outdoor Corp.(a)	335,140	37,924,442

		70,053,925

		437,637,218

Energy – 9.2%
Energy Equipment & Services – 2.7%
Dril-Quip, Inc.(a)	122,306	5,876,803
Helix Energy Solutions Group, Inc.(a)	1,399,920	10,639,392
Oil States International, Inc.(a)	1,051,170	37,211,418
RPC, Inc.(b)	1,863,750	30,602,775

		84,330,388

abfunds.com	AB DISCOVERY VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 6.5%
HollyFrontier Corp.	569,470	$43,951,695
Oasis Petroleum, Inc.(a)	2,891,890	37,681,327
QEP Resources, Inc.(a)	3,703,150	44,771,083
SM Energy Co.	1,463,670	38,348,154
SRC Energy, Inc.(a)	3,220,100	41,668,094

		206,420,353

		290,750,741

Real Estate – 5.8%
Equity Real Estate Investment Trusts (REITs) – 5.8%
American Campus Communities, Inc.	740,940	29,711,694
Education Realty Trust, Inc.	820,703	29,988,488
Empire State Realty Trust, Inc. – Class A	1,542,089	26,153,829
Gramercy Property Trust	1,050,681	28,967,275
STAG Industrial, Inc.	1,408,295	37,516,979
Sun Communities, Inc.	330,200	31,923,736

		184,262,001

Materials – 4.4%
Chemicals – 2.1%
Ingevity Corp.(a)	185,516	14,125,188
Orion Engineered Carbons SA(b)	553,450	15,884,015
Trinseo SA	504,660	36,486,918

		66,496,121

Containers & Packaging – 1.1%
Graphic Packaging Holding Co.	2,449,780	35,472,815

Metals & Mining – 1.2%
Alcoa Corp.(a)	820,440	39,438,551

		141,407,487

Health Care – 4.4%
Health Care Providers & Services – 3.0%
LifePoint Health, Inc.(a)	626,767	33,124,636
Molina Healthcare, Inc.(a)	364,710	30,974,820
WellCare Health Plans, Inc.(a)	138,864	30,781,983

		94,881,439

Life Sciences Tools & Services – 1.4%
ICON PLC(a)	347,658	44,840,929

		139,722,368

Utilities – 4.2%
Electric Utilities – 2.8%
Alliant Energy Corp.	782,139	32,396,198
PNM Resources, Inc.	705,273	28,175,656
Portland General Electric Co.	684,850	29,215,701

		89,787,555

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gas Utilities – 0.7%
Southwest Gas Holdings, Inc.	288,990	$21,876,543

Multi-Utilities – 0.7%
Black Hills Corp.	351,173	20,424,221

		132,088,319

Consumer Staples – 2.5%
Beverages – 1.1%
Cott Corp.	2,146,236	33,867,604

Food Products – 1.4%
Ingredion, Inc.	166,723	18,571,275
Nomad Foods Ltd.(a)	1,479,480	25,742,952

		44,314,227

		78,181,831

Total Common Stocks (cost $2,458,787,523)		3,087,141,276

SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(c)(d)(e) (cost $77,856,849)	77,856,849	77,856,849

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $2,536,644,372)		3,164,998,125

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.7%
Investment Companies – 1.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(c)(d)(e) (cost $53,520,830)	53,520,830	53,520,830

Total Investments – 101.6% (cost $2,590,165,202)		3,218,518,955
Other assets less liabilities – (1.6)%		(49,577,252)

Net Assets – 100.0%		$3,168,941,703

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 17

STATEMENT OF ASSETS & LIABILITIES

May 31, 2018 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,458,787,523)	$3,087,141,276	(a)
Affiliated issuers (cost $131,377,679—including investment of cash collateral for securities loaned of $53,520,830)	131,377,679
Receivable for investment securities sold	4,305,535
Receivable for shares of beneficial interest sold	4,059,135
Unaffiliated dividends and interest receivable	2,381,862
Affiliated dividends receivable	87,156

Total assets	3,229,352,643

Liabilities
Payable for collateral received on securities loaned	49,699,430
Collateral due to Securities Lending Agent	3,821,400
Payable for shares of beneficial interest redeemed	2,388,436
Payable for investment securities purchased	2,081,507
Advisory fee payable	1,907,789
Distribution fee payable	210,097
Transfer Agent fee payable	64,745
Administrative fee payable	7,772
Trustees’ fees payable	1,935
Accrued expenses	227,829

Total liabilities	60,410,940

Net Assets	$3,168,941,703

Composition of Net Assets
Paid-in capital	$2,402,605,053
Undistributed net investment income	4,457,276
Accumulated net realized gain on investment transactions	133,525,621
Net unrealized appreciation on investments	628,353,753

	$3,168,941,703

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$486,651,220	20,836,919	$23.36	*

B	$2,077,643	94,855	$21.90

C	$71,817,622	3,493,928	$20.55

Advisor	$1,656,585,833	69,264,119	$23.92

R	$86,416,676	3,813,097	$22.66

K	$37,817,356	1,642,203	$23.03

I	$269,720,780	11,626,198	$23.20

Z	$557,854,573	24,068,270	$23.18

(a)	Includes securities on loan with a value of $47,197,460 (see Note E).

*	The maximum offering price per share for Class A shares was $24.40 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended May 31, 2018 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $48,858)	$21,855,234
Affiliated issuers	694,404
Securities lending income	88,960	$22,638,598

Expenses
Advisory fee (see Note B)	10,773,926
Distribution fee—Class A	614,829
Distribution fee—Class B	11,122
Distribution fee—Class C	376,144
Distribution fee—Class R	219,547
Distribution fee—Class K	49,848
Transfer agency—Class A	234,069
Transfer agency—Class B	1,410
Transfer agency—Class C	36,490
Transfer agency—Advisor Class	676,999
Transfer agency—Class R	114,165
Transfer agency—Class K	39,878
Transfer agency—Class I	158,243
Transfer agency—Class Z	55,051
Custodian	103,187
Registration fees	97,831
Printing	71,600
Administrative	27,573
Audit and tax	27,155
Legal	19,185
Trustees’ fees	14,066
Miscellaneous	44,778

Total expenses	13,767,096
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(92,459)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(7,229)

Net expenses		13,667,408

Net investment income		8,971,190

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		137,147,347
Net change in unrealized appreciation/depreciation of investments		(51,728,070)

Net gain on investment transactions		85,419,277

Net Increase in Net Assets from Operations		$94,390,467

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 19

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,971,190	$8,933,110
Net realized gain on investment transactions	137,147,347	196,380,757
Net change in unrealized appreciation/depreciation of investments	(51,728,070)	138,883,209

Net increase in net assets from operations	94,390,467	344,197,076
Dividends and Distributions to Shareholders from
Net investment income
Class A	(857,175)	(876,884)
Class B	(371)	(481)
Advisor Class	(5,552,204)	(4,556,222)
Class K	– 0	–	(80,333)
Class I	(1,119,642)	(1,012,875)
Class Z	(2,666,107)	(1,335,334)
Net realized gain on investment transactions
Class A	(30,060,118)	(16,939,802)
Class B	(151,268)	(124,201)
Class C	(5,317,347)	(5,183,878)
Advisor Class	(81,529,452)	(38,636,984)
Class R	(5,715,166)	(3,342,276)
Class K	(2,549,197)	(2,102,913)
Class I	(15,744,478)	(8,213,270)
Class Z	(32,918,118)	(9,284,984)
Transactions in Shares of Beneficial Interest
Net increase	294,055,948	137,121,337

Capital Contributions
Total increase	204,265,772	389,627,976
Net Assets
Beginning of period	2,964,675,931	2,575,047,955

End of period (including undistributed net investment income of $4,457,276 and $5,681,585, respectively)	$3,168,941,703	$2,964,675,931

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares.

Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting

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NOTES TO FINANCIAL STATEMENTS (continued)

period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may

22 | AB DISCOVERY VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

abfunds.com	AB DISCOVERY VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2018:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$3,087,141,276		$	– 0	–	$	– 0	–	$3,087,141,276
Short-Term Investments	77,856,849			– 0	–		– 0	–	77,856,849
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	53,520,830			– 0	–		– 0	–	53,520,830

Total Investments in Securities	3,218,518,955			– 0	–		– 0	–	3,218,518,955
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$3,218,518,955		$	– 0	–	$	– 0	–	$3,218,518,955

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed

abfunds.com	AB DISCOVERY VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2018, the reimbursement for such services amounted to $27,573.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $524,111 for the six months ended May 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,531 from the sale of Class A shares and received $3,214, $462 and $1,082 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2018, such waiver amounted to $45,899.

abfunds.com	AB DISCOVERY VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2018 is as follows:

Fund	Market Value 11/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$31,779	$439,687	$393,609	$77,857	$296
Government Money Market Portfolio*	109,460	404,906	460,845	53,521	398

Total				$131,378	$694

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended May 31, 2018 amounted to $597,877, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Effective of August 1, 2012, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .35% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2018, such waiver amounted to $7,229. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $183,112, $,3,547,397, $2,423,121 and $783,938 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$719,165,591		$642,780,466
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$700,435,736
Gross unrealized depreciation	(72,081,983)

Net unrealized appreciation	$628,353,753

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2018.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion

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NOTES TO FINANCIAL STATEMENTS (continued)

of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2018, the Fund had securities on loan with a value of $47,197,460 and had received cash collateral which has been invested into Government Money Market Portfolio of $53,520,830. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $88,960 and $397,594 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended May 31, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2018, such waiver amounted to $46,560. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017

Class A
Shares sold	1,649,464	3,900,431	$37,852,545	$85,858,598

Shares issued in reinvestment of dividends and distributions	1,295,322	769,778	28,717,292	16,788,856

Shares converted from Class B	16,630	56,577	376,862	1,244,914

Shares converted from Class C	127,234	1,995,721	2,874,673	43,482,146

Shares redeemed	(3,337,215)	(8,976,051)	(76,341,362)	(197,552,868)

Net decrease	(248,565)	(2,253,544)	$(6,519,990)	$(50,178,354)

Class B
Shares sold	1,958	5,955	$41,983	$123,373

Shares issued in reinvestment of dividends and distributions	7,149	5,895	148,770	121,085

Shares converted to Class A	(17,722)	(60,101)	(376,862)	(1,244,914)

Shares redeemed	(5,136)	(20,781)	(111,135)	(430,596)

Net decrease	(13,751)	(69,032)	$(297,244)	$(1,431,052)

Class C
Shares sold	105,075	624,473	$2,126,033	$12,278,139

Shares issued in reinvestment of distributions	242,826	242,988	4,754,537	4,745,556

Shares converted to Class A	(144,197)	(2,235,776)	(2,874,673)	(43,482,146)

Shares redeemed	(510,059)	(2,038,241)	(10,343,802)	(40,063,973)

Net decrease	(306,355)	(3,406,556)	$(6,337,905)	$(66,522,424)

Advisor Class
Shares sold	14,960,603	16,581,334	$352,525,150	$371,972,284

Shares issued in reinvestment of dividends and distributions	3,407,925	1,641,188	77,291,734	36,549,243

Shares redeemed	(6,281,065)	(15,076,379)	(146,399,133)	(339,316,342)

Net increase	12,087,463	3,146,143	$283,417,751	$69,205,185

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017

Class R
Shares sold	222,986	852,782	$4,945,027	$18,286,380

Shares issued in reinvestment of dividends and distributions	264,931	156,988	5,711,907	3,342,275

Shares redeemed	(704,685)	(1,616,255)	(15,644,135)	(34,734,474)

Net decrease	(216,768)	(606,485)	$(4,987,201)	$(13,105,819)

Class K
Shares sold	171,371	623,850	$3,856,746	$13,540,588

Shares issued in reinvestment of dividends and distributions	116,561	101,452	2,549,193	2,183,243

Shares redeemed	(457,860)	(1,824,573)	(10,259,044)	(39,261,107)

Net decrease	(169,928)	(1,099,271)	$(3,853,105)	$(23,537,276)

Class I
Shares sold	1,782,828	3,164,574	$40,071,869	$68,956,131

Shares issued in reinvestment of dividends and distributions	765,314	425,591	16,836,907	9,214,055

Shares redeemed	(1,984,401)	(3,766,418)	(44,871,201)	(82,971,416)

Net increase (decrease)	563,741	(176,253)	$12,037,575	$(4,801,230)

Class Z
Shares sold	1,641,886	14,058,521	$36,995,826	$307,811,972

Shares issued in reinvestment of dividends and distributions	1,619,673	491,226	35,584,223	10,620,317

Shares redeemed	(2,291,515)	(4,150,234)	(51,983,982)	(90,939,982)

Net increase	970,044	10,399,513	$20,596,067	$227,492,307

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2018. Effective July 3, 2018, the Facility will be increased to $325 million.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$7,571,311	$4,185,537
Net long-term capital gains	84,119,126	136,956,944

Total taxable distributions	$91,690,437	$141,142,481

abfunds.com	AB DISCOVERY VALUE FUND | 33

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,681,585
Undistributed capital gain	174,923,972
Unrealized appreciation/(depreciation)	675,521,269	(a)

Total accumulated earnings/(deficit)	$856,126,826

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2017, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 24.15	$ 22.12	$ 20.19	$ 22.91	$ 22.87	$ 17.40

Income From Investment Operations
Net investment income(a)	.05	(b)	.04	(b)	.05	(b)	.03	.10	.05
Net realized and unrealized gain on investment transactions	.63	2.75	3.02	.13	2.00	6.31
Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.68	2.79	3.07	.16	2.10	6.36

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.04)	(.00	)(c)	(.10)	(.05)	(.06)
Distributions from net realized gain on investment transactions	(1.43)	(.72)	(1.14)	(2.78)	(2.01)	(.83)

Total dividends and distributions	(1.47)	(.76)	(1.14)	(2.88)	(2.06)	(.89)

Net asset value, end of period	$ 23.36	$ 24.15	$ 22.12	$ 20.19	$ 22.91	$ 22.87

Total Return
Total investment return based on net asset value(d)	3.18%	12.94	%*	16.56%	.87%	10.04%	38.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$486,651	$509,111	$516,153	$549,547	$649,671	$730,909
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.10	%^	1.12%	1.16%	1.20%	1.21%	1.22%
Expenses, before waivers/reimbursements(e)	1.11	%^	1.13%	1.16%	1.20%	1.21%	1.22%
Net investment income	.44	%(b)^	.17	%(b)	.25	%(b)	.16%	.45%	.27%
Portfolio turnover rate	22%	39%	57%	47%	50%	56%

See footnote summary on page 43.

abfunds.com	AB DISCOVERY VALUE FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 22.71	$ 20.84	$ 19.11	$ 21.83	$ 21.87	$ 16.66

Income From Investment Operations
Net investment income(a)(f)	.03	(b)	.01	(b)	.03	(b)	.02	.08	.05
Net realized and unrealized gain on investment transactions	.59	2.58	2.84	.11	1.91	6.03
Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.62	2.59	2.87	.13	1.99	6.08

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(c)	(.00	)(c)	– 0	–	(.07)	(.02)	(.04)
Distributions from net realized gain on investment transactions	(1.43)	(.72)	(1.14)	(2.78)	(2.01)	(.83)

Total dividends and distributions	(1.43)	(.72)	(1.14)	(2.85)	(2.03)	(.87)

Net asset value, end of period	$ 21.90	$ 22.71	$ 20.84	$ 19.11	$ 21.83	$ 21.87

Total Return
Total investment return based on net asset value(d)	3.06%	12.82	%*	16.44%	.78%	9.97%	38.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,078	$2,467	$3,702	$6,026	$11,597	$17,356
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.23	%^	1.25%	1.27%	1.27%	1.27%	1.29%
Expenses, before waivers/reimbursements(e)	1.89	%^	1.91%	1.92%	1.92%	1.92%	1.94%
Net investment income(f)	.31	%(b)^	.04	%(b)	.18	%(b)	.10%	.40%	.25%
Portfolio turnover rate	22%	39%	57%	47%	50%	56%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 21.46	$ 19.85	$ 18.37	$ 21.13	$ 21.35	$ 16.35

Income From Investment Operations
Net investment loss(a)	(.03	)(b)	(.12	)(b)	(.08	)(b)	(.10)	(.05)	(.08)
Net realized and unrealized gain on investment transactions	.55	2.45	2.70	.12	1.84	5.91
Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.52	2.33	2.62	.02	1.79	5.83

Less: Distributions
Distributions from net realized gain on investment transactions	(1.43)	(.72)	(1.14)	(2.78)	(2.01)	(.83)

Net asset value, end of period	$ 20.55	$ 21.46	$ 19.85	$ 18.37	$ 21.13	$ 21.35

Total Return
Total investment return based on net asset value(d)	2.79%	12.11	%*	15.69%	.19%	9.22%	37.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71,818	$81,567	$143,061	$153,736	$174,848	$171,167
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.85	%^	1.87%	1.90%	1.90%	1.91%	1.93%
Expenses, before waivers/reimbursements(e)	1.86	%^	1.87%	1.90%	1.90%	1.91%	1.93%
Net investment loss	(.31	)%(b)^	(.60	)%(b)	(.49	)%(b)	(.55)%	(.26)%	(.42)%
Portfolio turnover rate	22%	39%	57%	47%	50%	56%

See footnote summary on page 43.

abfunds.com	AB DISCOVERY VALUE FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 24.72	$ 22.62	$ 20.63	$ 23.35	$ 23.27	$ 17.70

Income From Investment Operations
Net investment income(a)	.08	(b)	.10	(b)	.10	(b)	.09	.17	.12
Net realized and unrealized gain on investment transactions	.64	2.81	3.08	.14	2.03	6.40
Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.72	2.91	3.18	.23	2.20	6.52

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.09)	(.05)	(.17)	(.11)	(.12)
Distributions from net realized gain on investment transactions	(1.43)	(.72)	(1.14)	(2.78)	(2.01)	(.83)

Total dividends and distributions	(1.52)	(.81)	(1.19)	(2.95)	(2.12)	(.95)

Net asset value, end of period	$ 23.92	$ 24.72	$ 22.62	$ 20.63	$ 23.35	$ 23.27

Total Return
Total investment return based on net asset value(d)	3.27%	13.25	%*	16.83%	1.21%	10.34%	38.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,656,586	$1,413,304	$1,221,938	$1,155,700	$991,020	$895,950
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.85	%^	.87%	.89%	.90%	.91%	.93%
Expenses, before waivers/reimbursements(e)	.86	%^	.88%	.90%	.90%	.91%	.93%
Net investment income	.69	%(b)^	.42	%(b)	.50	%(b)	.44%	.74%	.58%
Portfolio turnover rate	22%	39%	57%	47%	50%	56%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 23.48	$ 21.57	$ 19.79	$ 22.50	$ 22.53	$ 17.17

Income From Investment Operations
Net investment income (loss)(a)	.00	(c)	(.05	)(b)	(.02	)(b)	(.03)	.03	(.00	)(c)
Net realized and unrealized gain on investment transactions	.61	2.68	2.94	.13	1.95	6.22
Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.61	2.63	2.92	.10	1.98	6.22

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.03)	– 0	–	(.03)
Distributions from net realized gain on investment transactions	(1.43)	(.72)	(1.14)	(2.78)	(2.01)	(.83)

Total dividends and distributions	(1.43)	(.72)	(1.14)	(2.81)	(2.01)	(.86)

Net asset value, end of period	$ 22.66	$ 23.48	$ 21.57	$ 19.79	$ 22.50	$ 22.53

Total Return
Total investment return based on net asset value(d)	2.89%	12.55	%*	16.11%	.56%	9.61%	37.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$86,417	$94,612	$100,017	$106,830	$138,740	$144,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.52	%^	1.52%	1.52%	1.54%	1.54%	1.54%
Expenses, before waivers/reimbursements(e)	1.52	%^	1.53%	1.53%	1.54%	1.54%	1.54%
Net investment income (loss)	.03	%^	(.23	)%(b)	(.11	)%(b)	(.17)%	.12%	(.01)%
Portfolio turnover rate	22%	39%	57%	47%	50%	56%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 23.80	$ 21.82	$ 19.95	$ 22.67	$ 22.66	$ 17.27

Income From Investment Operations
Net investment income(a)	.04	.01	(b)	.03	(b)	.03	.09	.05
Net realized and unrealized gain on investment transactions	.62	2.72	2.98	.13	1.98	6.24
Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.66	2.73	3.01	.16	2.07	6.29

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.03)	– 0	–	(.10)	(.05)	(.07)
Distributions from net realized gain on investment transactions	(1.43)	(.72)	(1.14)	(2.78)	(2.01)	(.83)

Total dividends and distributions	(1.43)	(.75)	(1.14)	(2.88)	(2.06)	(.90)

Net asset value, end of period	$ 23.03	$ 23.80	$ 21.82	$ 19.95	$ 22.67	$ 22.66

Total Return
Total investment return based on net asset value(d)	3.08%	12.88	%*	16.45%	.87%	10.01%	38.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,817	$43,126	$63,529	$62,512	$68,981	$70,370
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.21	%^	1.21%	1.21%	1.23%	1.23%	1.23%
Expenses, before waivers/reimbursements(e)	1.21	%^	1.22%	1.22%	1.23%	1.23%	1.23%
Net investment income	.34	%^	.07	%(b)	.19	%(b)	.13%	.43%	.26%
Portfolio turnover rate	22%	39%	57%	47%	50%	56%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 24.03	$ 22.01	$ 20.10	$ 22.83	$ 22.80	$ 17.36

Income From Investment Operations
Net investment income(a)	.08	.10	(b)	.09	(b)	.10	.17	.12
Net realized and unrealized gain on investment transactions	.62	2.73	3.01	.13	1.99	6.28
Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.70	2.83	3.10	.23	2.16	6.40

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.09)	(.05)	(.18)	(.12)	(.13)
Distributions from net realized gain on investment transactions	(1.43)	(.72)	(1.14)	(2.78)	(2.01)	(.83)

Total dividends and distributions	(1.53)	(.81)	(1.19)	(2.96)	(2.13)	(.96)

Net asset value, end of period	$ 23.20	$ 24.03	$ 22.01	$ 20.10	$ 22.83	$ 22.80

Total Return
Total investment return based on net asset value(d)	3.26%	13.27	%*	16.85%	1.21%	10.39%	38.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$269,721	$265,834	$247,354	$194,660	$307,096	$331,014
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.88	%^	.85%	.88%	.88%	.89%	.89%
Expenses, before waivers/reimbursements(e)	.88	%^	.86%	.89%	.88%	.89%	.89%
Net investment income	.67	%^	.44	%(b)	.50	%(b)	.48%	.77%	.59%
Portfolio turnover rate	22%	39%	57%	47%	50%	56%

See footnote summary on page 43.

abfunds.com	AB DISCOVERY VALUE FUND | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class Z
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,	October 15, 2013(g) to November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 24.01	$ 21.99	$ 20.09	$ 22.82	$ 22.80	$ 21.72

Income From Investment Operations
Net investment income(a)	.09	.12	(b)	.11	(b)	.10	.16	.02
Net realized and unrealized gain on investment transactions	.62	2.72	2.99	.15	2.00	1.06
Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.71	2.84	3.10	.25	2.16	1.08

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.10)	(.06)	(.20)	(.13)	– 0	–
Distributions from net realized gain on investment transactions	(1.43)	(.72)	(1.14)	(2.78)	(2.01)	– 0	–

Total dividends and distributions	(1.54)	(.82)	(1.20)	(2.98)	(2.14)	– 0	–

Net asset value, end of period	$ 23.18	$ 24.01	$ 21.99	$ 20.09	$ 22.82	$ 22.80

Total Return
Total investment return based on net asset value(d)	3.32%	13.36	%*	16.93%	1.30%	10.42%	4.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$557,854	$554,655	$279,294	$212,344	$42,049	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.78	%^	.78%	.80%	.81%	.81%	.75	%^
Expenses, before waivers/reimbursements(e)	.78	%^	.79%	.80%	.81%	.81%	.75	%^
Net investment income	.76	%^	.53	%(b)	.59	%(b)	.48%	.74%	.83	%^
Portfolio turnover rate.	22%	39%	57%	47%	50%	56%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bear proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended May 31, 2018 and the years ended November 30, 2017 and November 30, 2016, such waiver amounted to .01% (annualized), .01% and .01%, respectively.

(f)	Net of fees and expenses waived by the Distributor.

(g)	Commencement of distribution.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2017 by .09%.

^	Annualized.

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 43

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

James W. MacGregor(2), Vice President Shri Singhvi(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Discovery Value Fund (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

abfunds.com	AB DISCOVERY VALUE FUND | 45

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

46 | AB DISCOVERY VALUE FUND	abfunds.com

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences

abfunds.com	AB DISCOVERY VALUE FUND | 47

between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a

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reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

abfunds.com	AB DISCOVERY VALUE FUND | 49

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

50 | AB DISCOVERY VALUE FUND	abfunds.com

NOTES

abfunds.com	AB DISCOVERY VALUE FUND | 51

NOTES

52 | AB DISCOVERY VALUE FUND	abfunds.com

AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

DV-0152-0518

MAY    05.31.18

SEMI-ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB International Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL VALUE FUND | 1

SEMI-ANNUAL REPORT

July 11, 2018

This report provides management’s discussion of fund performance for AB International Value Fund for the semi-annual reporting period ended May 31, 2018.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2018 (unaudited)

	6 Months	12 Months
AB INTERNATIONAL VALUE FUND
Class A Shares	-2.46%	4.97%
Class B Shares[1]	-2.81%	4.09%
Class C Shares	-2.78%	4.21%
Advisor Class Shares[2]	-2.27%	5.21%
Class R Shares[2]	-2.56%	4.71%
Class K Shares[2]	-2.36%	5.02%
Class I Shares[2]	-2.20%	5.46%
MSCI EAFE Index (net)	0.03%	7.97%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended May 31, 2018.

For both periods, all share classes of the Fund underperformed the benchmark, before sales charges. During the six-month period, security selection was the largest detractor, as selection within consumer staples, consumer discretionary and financials was negative, relative to the benchmark; however, selection within the industrials sector contributed. Sector selection also contributed, as gains from an overweight to energy offset losses from an overweight to telecommunications. In terms of country allocation (a result of bottom-up security analysis combined with fundamental research), an underweight to Switzerland contributed to returns.

In the 12-month period, security selection within the consumer staples and health care sectors detracted, while selection within consumer discretionary and industrials added. Overweights to materials, energy and technology

2 | AB INTERNATIONAL VALUE FUND	abfunds.com

contributed, but an overweight to telecommunications detracted. In terms of country positioning, underweights to Switzerland and Spain contributed.

The Fund utilized derivatives in the form of currency forwards for hedging purposes, which had an immaterial impact on absolute returns for the six-month period, and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

After advancing to all-time highs, global stocks retraced some of their positive performance during the six-month period ended May 31, 2018. US equities had the highest returns, given strong corporate earnings results after the passage of major tax reform. Non-US and emerging-market equities also delivered positive performance, although they declined toward the end of the period as the US dollar strengthened and risk aversion increased. In terms of style, growth stocks outperformed value stocks. While US tax reform and strong economic data helped stocks reach record highs early in the period, inflation concerns and rising interest rates soon weighed on performance. Trade and geopolitical tensions added to downward pressure. Toward the end of the period, political turmoil in Italy decreased investors’ risk appetite.

The Fund’s Senior Investment Management Team (the “Team”) has continued to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

(continued on next page)

abfunds.com	AB INTERNATIONAL VALUE FUND | 3

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

abfunds.com	AB INTERNATIONAL VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	4.97%	0.49%
5 Years	5.56%	4.65%
10 Years	-1.64%	-2.06%
CLASS B SHARES
1 Year	4.09%	0.09%
5 Years	4.76%	4.76%
10 Years[1]	-2.24%	-2.24%
CLASS C SHARES
1 Year	4.21%	3.21%
5 Years	4.81%	4.81%
10 Years	-2.35%	-2.35%
ADVISOR CLASS SHARES[2]
1 Year	5.21%	5.21%
5 Years	5.85%	5.85%
10 Years	-1.36%	-1.36%
CLASS R SHARES[2]
1 Year	4.71%	4.71%
5 Years	5.32%	5.32%
10 Years	-1.85%	-1.85%
CLASS K SHARES[2]
1 Year	5.02%	5.02%
5 Years	5.65%	5.65%
10 Years	-1.54%	-1.54%
CLASS I SHARES[2]
1 Year	5.46%	5.46%
5 Years	6.10%	6.10%
10 Years	-1.14%	-1.14%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.46%, 2.27%, 2.23%, 1.21%, 1.72%, 1.41% and 0.97% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.73%
5 Years	4.69%
10 Years	-1.24%
CLASS B SHARES
1 Year	-3.16%
5 Years	4.79%
10 Years[1]	-1.42%
CLASS C SHARES
1 Year	-0.20%
5 Years	4.83%
10 Years	-1.54%
ADVISOR CLASS SHARES[2]
1 Year	1.84%
5 Years	5.90%
10 Years	-0.53%
CLASS R SHARES[2]
1 Year	1.32%
5 Years	5.35%
10 Years	-1.03%
CLASS K SHARES[2]
1 Year	1.65%
5 Years	5.69%
10 Years	-0.72%
CLASS I SHARES[2]
1 Year	2.08%
5 Years	6.14%
10 Years	-0.32%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$975.40	$7.04	1.43%
Hypothetical**	$1,000	$1,017.80	$7.19	1.43%
Class B
Actual	$1,000	$971.90	$10.96	2.23%
Hypothetical**	$1,000	$1,013.81	$11.20	2.23%
Class C
Actual	$1,000	$972.20	$10.72	2.18%
Hypothetical**	$1,000	$1,014.06	$10.95	2.18%
Advisor Class
Actual	$1,000	$977.30	$5.82	1.18%
Hypothetical**	$1,000	$1,019.05	$5.94	1.18%
Class R
Actual	$1,000	$974.40	$8.42	1.71%
Hypothetical**	$1,000	$1,016.40	$8.60	1.71%
Class K
Actual	$1,000	$976.40	$6.90	1.40%
Hypothetical**	$1,000	$1,017.95	$7.04	1.40%
Class I
Actual	$1,000	$978.00	$4.78	0.97%
Hypothetical**	$1,000	$1,020.09	$4.89	0.97%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

May 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $254.7

1	All data are as of May 31, 2018. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.6% or less in the following countries: Brazil, Denmark, India, Israel, Italy, Netherlands, Portugal, Spain, Sweden and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

May 31, 2018 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
Royal Dutch Shell PLC – Class A	$11,550,635	4.5%
Nippon Telegraph & Telephone Corp.	7,867,119	3.1
British American Tobacco PLC	7,761,697	3.1
Airbus SE	5,922,885	2.3
Qantas Airways Ltd.	5,674,447	2.2
Credit Suisse Group AG (REG)	5,674,292	2.2
JXTG Holdings, Inc.	5,240,212	2.1
Japan Airlines Co., Ltd.	5,212,764	2.1
Panasonic Corp.	5,139,044	2.0
Allianz SE (REG)	5,099,296	2.0
	$65,142,391	25.6%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

May 31, 2018 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.9%
Financials – 17.5%
Banks – 11.1%
Barclays PLC	1,174,630	$3,076,634
BNP Paribas SA(a)	66,910	4,157,512
BOC Hong Kong Holdings Ltd.	836,500	4,187,236
DNB ASA	211,600	3,792,521
Erste Group Bank AG(b)	116,350	4,818,498
ICICI Bank Ltd.	464,580	1,972,863
Mitsubishi UFJ Financial Group, Inc.	807,900	4,870,197
Yes Bank Ltd.	268,151	1,374,731

		28,250,192

Capital Markets – 2.2%
Credit Suisse Group AG (REG)(b)	370,083	5,674,292

Consumer Finance – 1.1%
Hitachi Capital Corp.	108,900	2,812,537

Insurance – 3.1%
Allianz SE (REG)	24,750	5,099,296
PICC Property & Casualty Co., Ltd. – Class H	1,558,000	2,733,198

		7,832,494

		44,569,515

Consumer Discretionary – 16.8%
Auto Components – 4.7%
Hankook Tire Co., Ltd.	51,730	2,053,308
Magna International, Inc. (New York) – Class A	67,040	4,295,253
NGK Spark Plug Co., Ltd.	163,800	4,465,658
Valeo SA(b)	19,730	1,253,492

		12,067,711

Automobiles – 5.0%
Honda Motor Co., Ltd.	129,700	4,116,045
Peugeot SA	204,090	4,772,727
Subaru Corp.	126,700	3,863,837

		12,752,609

Household Durables – 3.0%
Nikon Corp.	150,600	2,435,515
Panasonic Corp.	379,000	5,139,044

		7,574,559

Leisure Products – 1.2%
Amer Sports Oyj(b)	98,100	3,174,973

Textiles, Apparel & Luxury Goods – 2.9%
HUGO BOSS AG	37,690	3,381,935
Pandora A/S	49,730	3,920,784

		7,302,719

		42,872,571

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 11.4%
Chemicals – 4.9%
Air Water, Inc.	126,400	$2,450,899
Incitec Pivot Ltd.	914,980	2,372,127
Johnson Matthey PLC	87,529	4,081,419
Nippon Shokubai Co., Ltd.	47,100	3,620,084

		12,524,529

Construction Materials – 1.0%
Buzzi Unicem SpA(a)	100,860	2,442,607

Containers & Packaging – 1.0%
BillerudKorsnas AB	174,440	2,650,432

Metals & Mining – 4.5%
First Quantum Minerals Ltd.	175,960	2,761,674
Gerdau SA (Preference Shares)	603,600	2,394,178
Norsk Hydro ASA	523,760	3,296,112
Yamato Kogyo Co., Ltd.	92,800	2,869,064

		11,321,028

		28,938,596

Industrials – 11.0%
Aerospace & Defense – 5.0%
Airbus SE	51,917	5,922,885
BAE Systems PLC	477,870	4,056,571
MTU Aero Engines AG	14,590	2,751,773

		12,731,229

Airlines – 4.3%
Japan Airlines Co., Ltd.	134,800	5,212,764
Qantas Airways Ltd.	1,185,724	5,674,447

		10,887,211

Electrical Equipment – 0.8%
Signify NV(c)	71,133	2,027,316

Machinery – 0.9%
Glory Ltd.	75,100	2,216,475

		27,862,231

Consumer Staples – 10.8%
Beverages – 1.2%
Coca-Cola Bottlers Japan Holdings, Inc.	74,700	3,137,404

Food Products – 2.9%
Orkla ASA	445,600	4,019,401
WH Group Ltd.(c)	3,344,500	3,426,519

		7,445,920

Household Products – 1.8%
Henkel AG & Co. KGaA (Preference Shares)	36,480	4,503,588

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Tobacco – 4.9%
British American Tobacco PLC	151,210	$7,761,697
Japan Tobacco, Inc.	172,400	4,644,880

		12,406,577

		27,493,489

Information Technology – 10.0%
Communications Equipment – 1.8%
Nokia Oyj(a)	806,930	4,639,814

Internet Software & Services – 1.2%
Yahoo Japan Corp.(a)	858,900	3,112,920

Semiconductors & Semiconductor Equipment – 3.8%
SCREEN Holdings Co., Ltd.(a)	37,100	3,135,309
SUMCO Corp.	122,800	2,964,793
Taiwan Semiconductor Manufacturing Co., Ltd.	479,000	3,576,452

		9,676,554

Software – 1.5%
Nintendo Co., Ltd.	9,000	3,684,024

Technology Hardware, Storage & Peripherals – 1.7%
Samsung Electronics Co., Ltd.	94,500	4,437,491

		25,550,803

Energy – 9.7%
Oil, Gas & Consumable Fuels – 9.7%
Canadian Natural Resources Ltd. (Toronto)	87,870	3,042,175
JXTG Holdings, Inc.	815,700	5,240,212
PetroChina Co., Ltd. – Class H	5,994,000	4,941,498
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A(a)	196,250	6,825,138
Royal Dutch Shell PLC – Class A(a)	136,291	4,725,497

		24,774,520

Health Care – 5.5%
Biotechnology – 1.1%
Grifols SA (ADR)	128,650	2,808,430

Pharmaceuticals – 4.4%
Indivior PLC(b)	495,230	3,157,783
Ono Pharmaceutical Co., Ltd.	174,100	4,300,682
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	166,910	3,588,565

		11,047,030

		13,855,460

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telecommunication Services – 4.8%
Diversified Telecommunication Services – 4.8%
China Unicom Hong Kong Ltd.	3,252,000	$4,414,356
Nippon Telegraph & Telephone Corp.	168,400	7,867,119

		12,281,475

Utilities – 1.0%
Electric Utilities – 1.0%
EDP – Energias de Portugal SA	657,993	2,573,506

Real Estate – 0.4%
Real Estate Management & Development – 0.4%
Aroundtown SA	124,703	1,039,324

Total Common Stocks (cost $220,395,172)		251,811,490

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(d)(e)(f) (cost $3,561,414)	3,561,414	3,561,414

Total Investments Before Security Lending Collateral for Securities Loaned – 100.3% (cost $223,956,586)		255,372,904

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 5.1%
Investment Companies – 5.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(d)(e)(f) (cost $12,956,234)	12,956,234	12,956,234

Total Investments – 105.4% (cost $236,912,820)		268,329,138
Other assets less liabilities – (5.4)%		(13,634,132)

Net Assets – 100.0%		$254,695,006

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	8,466	USD	2,266	6/04/18	$(7,878)
Bank of America, NA	USD	2,320	BRL	8,466	6/04/18	(46,123)
Bank of America, NA	TWD	58,775	USD	2,019	6/07/18	57,911
Bank of America, NA	GBP	972	USD	1,359	6/19/18	65,441

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PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	548	ILS	1,902	6/19/18	$(14,372)
Bank of America, NA	USD	2,866	TRY	11,245	6/19/18	(399,729)
Bank of America, NA	USD	1,294	RUB	80,135	6/26/18	(12,105)
Bank of America, NA	BRL	8,466	USD	2,313	7/03/18	45,867
Barclays Bank PLC	TWD	35,958	USD	1,241	6/07/18	40,544
Barclays Bank PLC	CAD	11,231	USD	8,737	6/19/18	71,177
Barclays Bank PLC	EUR	459	USD	571	6/19/18	34,089
Barclays Bank PLC	NOK	61,055	USD	7,855	6/19/18	389,067
Barclays Bank PLC	SEK	15,498	USD	1,769	6/19/18	9,751
Barclays Bank PLC	USD	1,853	EUR	1,486	6/19/18	(114,188)
Barclays Bank PLC	USD	6,680	GBP	4,792	6/19/18	(305,455)
Barclays Bank PLC	USD	997	JPY	106,536	6/19/18	(16,685)
Barclays Bank PLC	CNY	9,171	USD	1,448	7/19/18	22,491
Barclays Bank PLC	INR	197,193	USD	2,881	8/09/18	(18,477)
BNP Paribas SA	JPY	57,500	USD	533	6/19/18	3,513
BNP Paribas SA	USD	789	EUR	637	6/19/18	(43,366)
BNP Paribas SA	CNY	3,874	USD	606	7/19/18	3,789
Citibank, NA	CAD	1,014	USD	813	6/19/18	30,399
Citibank, NA	EUR	10,468	USD	12,345	6/19/18	93,504
Citibank, NA	GBP	1,396	USD	1,978	6/19/18	120,931
Citibank, NA	JPY	392,829	USD	3,674	6/19/18	59,180
Citibank, NA	TRY	5,736	USD	1,423	6/19/18	165,029
Citibank, NA	USD	6,544	AUD	8,342	6/19/18	(234,730)
Citibank, NA	USD	5,698	EUR	4,650	6/19/18	(256,287)
Citibank, NA	USD	2,627	GBP	1,940	6/19/18	(46,628)
Citibank, NA	USD	1,735	JPY	183,260	6/19/18	(48,517)
Credit Suisse International	BRL	8,466	USD	2,411	6/04/18	137,129
Credit Suisse International	USD	2,266	BRL	8,466	6/04/18	7,878
Credit Suisse International	CHF	7,061	USD	7,209	6/19/18	35,853
Credit Suisse International	EUR	582	USD	726	6/19/18	45,014
Credit Suisse International	JPY	86,917	USD	821	6/19/18	21,241
Credit Suisse International	NOK	23,797	USD	3,060	6/19/18	150,014
Credit Suisse International	USD	15,187	CHF	14,295	6/19/18	(664,365)
Credit Suisse International	USD	579	JPY	62,988	6/19/18	242
Credit Suisse International	USD	5,645	NOK	44,877	6/19/18	(157,629)
Credit Suisse International	USD	3,906	CHF	3,839	9/14/18	24,044
Deutsche Bank AG	ILS	7,701	USD	2,249	6/19/18	86,293
Deutsche Bank AG	JPY	132,586	USD	1,268	6/19/18	47,710
Deutsche Bank AG	USD	857	EUR	692	6/19/18	(47,302)
Goldman Sachs Bank USA	JPY	102,571	USD	968	6/19/18	23,907
Goldman Sachs Bank USA	USD	1,828	HKD	14,336	6/19/18	677
Goldman Sachs Bank USA	CAD	710	USD	558	9/14/18	8,776
HSBC Bank USA	USD	2,873	HKD	22,484	6/19/18	(4,887)
JPMorgan Chase Bank, NA	USD	351	TWD	10,317	6/07/18	(6,596)
JPMorgan Chase Bank, NA	CHF	6,584	USD	6,993	6/19/18	304,669
JPMorgan Chase Bank, NA	JPY	138,580	USD	1,311	6/19/18	36,002
JPMorgan Chase Bank, NA	JPY	740,199	USD	6,801	6/19/18	(10,006)
JPMorgan Chase Bank, NA	TRY	5,509	USD	1,126	6/19/18	(81,812)
JPMorgan Chase Bank, NA	USD	685	NOK	5,284	6/19/18	(38,739)
JPMorgan Chase Bank, NA	JPY	205,862	USD	1,887	9/14/18	(18,700)
JPMorgan Chase Bank, NA	USD	505	GBP	377	9/14/18	(1,341)

abfunds.com	AB INTERNATIONAL VALUE FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	EUR	1,091	USD	1,286	6/19/18	$8,956
Morgan Stanley & Co., Inc.	GBP	606	USD	861	6/19/18	54,377
Morgan Stanley & Co., Inc.	HKD	61,629	USD	7,885	6/19/18	24,153
Morgan Stanley & Co., Inc.	JPY	1,594,770	USD	15,021	6/19/18	346,262
Morgan Stanley & Co., Inc.	SEK	4,586	USD	534	6/19/18	13,218
Morgan Stanley & Co., Inc.	USD	1,552	GBP	1,097	6/19/18	(92,282)
Morgan Stanley & Co., Inc.	USD	2,215	HKD	17,367	6/19/18	(204)
Morgan Stanley & Co., Inc.	USD	1,655	JPY	175,867	6/19/18	(37,193)
Morgan Stanley & Co., Inc.	ILS	2,265	USD	636	9/14/18	(4,480)
Morgan Stanley & Co., Inc.	USD	2,493	AUD	3,305	9/14/18	7,903
Royal Bank of Scotland PLC	TWD	17,243	USD	593	6/07/18	17,846
Royal Bank of Scotland PLC	CHF	580	USD	616	6/19/18	26,578
Royal Bank of Scotland PLC	EUR	612	USD	755	6/19/18	38,687
Royal Bank of Scotland PLC	JPY	224,315	USD	2,130	6/19/18	66,095
Royal Bank of Scotland PLC	USD	2,410	AUD	3,126	6/19/18	(45,352)
Royal Bank of Scotland PLC	USD	9,646	CHF	8,844	6/19/18	(661,604)
Royal Bank of Scotland PLC	USD	713	EUR	570	6/19/18	(46,392)
Royal Bank of Scotland PLC	USD	2,442	JPY	255,166	6/19/18	(93,816)
Royal Bank of Scotland PLC	USD	1,206	KRW	1,300,945	7/26/18	526
Standard Chartered Bank	USD	908	GBP	659	6/19/18	(31,610)
Standard Chartered Bank	CNY	61,683	USD	9,751	7/19/18	165,613
Standard Chartered Bank	USD	451	KRW	486,927	7/26/18	218
Standard Chartered Bank	USD	716	KRW	764,110	7/26/18	(7,520)
State Street Bank & Trust Co.	AUD	422	USD	319	6/19/18	48
State Street Bank & Trust Co.	CAD	1,159	USD	903	6/19/18	9,177
State Street Bank & Trust Co.	CHF	387	USD	406	6/19/18	13,031
State Street Bank & Trust Co.	EUR	434	USD	510	6/19/18	1,792
State Street Bank & Trust Co.	GBP	819	USD	1,153	6/19/18	63,525
State Street Bank & Trust Co.	JPY	216,545	USD	2,055	6/19/18	62,463
State Street Bank & Trust Co.	SEK	6,186	USD	729	6/19/18	26,513
State Street Bank & Trust Co.	USD	1,099	AUD	1,389	6/19/18	(48,229)
State Street Bank & Trust Co.	USD	359	CAD	465	6/19/18	62
State Street Bank & Trust Co.	USD	1,147	CAD	1,468	6/19/18	(14,756)
State Street Bank & Trust Co.	USD	1,121	CHF	1,053	6/19/18	(50,975)
State Street Bank & Trust Co.	USD	24,683	EUR	19,909	6/19/18	(1,382,459)
State Street Bank & Trust Co.	USD	1,342	GBP	959	6/19/18	(66,242)
State Street Bank & Trust Co.	USD	1,082	JPY	117,717	6/19/18	1,518
State Street Bank & Trust Co.	USD	486	JPY	52,245	6/19/18	(5,695)
State Street Bank & Trust Co.	USD	500	NZD	686	6/19/18	(19,770)
State Street Bank & Trust Co.	USD	4,769	SEK	38,986	6/19/18	(343,023)
State Street Bank & Trust Co.	KRW	8,456,308	USD	7,939	7/26/18	98,842
State Street Bank & Trust Co.	CAD	573	USD	449	9/14/18	5,597
State Street Bank & Trust Co.	NOK	2,526	USD	313	9/14/18	2,995
State Street Bank & Trust Co.	USD	1,122	GBP	830	9/14/18	(12,876)
UBS AG	EUR	696	USD	810	6/19/18	(4,373)
UBS AG	USD	963	GBP	705	9/14/18	(21,544)

						$(2,388,185)

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PORTFOLIO OF INVESTMENTS (continued)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, the aggregate market value of these securities amounted to $5,453,835 or 2.1% of net assets.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary: ADR – American Depositary Receipt REG – Registered Shares

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 19

STATEMENT OF ASSETS & LIABILITIES

May 31, 2018 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $220,395,172)	$251,811,490	(a)
Affiliated issuers (cost $16,517,648—including investment of cash collateral for securities loaned of $12,956,234)	16,517,648
Foreign currencies, at value (cost $367,696)	363,691
Unrealized appreciation on forward currency exchange contracts	3,198,127
Unaffiliated dividends and interest receivable	2,015,210
Receivable for investment securities sold and foreign currency transactions	1,763,257
Receivable for shares of beneficial interest sold	81,902
Affiliated dividends receivable	3,404

Total assets	275,754,729

Liabilities
Payable for collateral received on securities loaned	12,956,234
Unrealized depreciation on forward currency exchange contracts	5,586,312
Payable for investment securities purchased and foreign currency transactions	1,696,814
Payable for shares of beneficial interest redeemed	478,859
Advisory fee payable	165,649
Distribution fee payable	53,196
Transfer Agent fee payable	29,091
Administrative fee payable	7,291
Trustees’ fees payable	1,812
Accrued expenses	84,465

Total liabilities	21,059,723

Net Assets	$254,695,006

Composition of Net Assets
Paid-in capital	$664,600,183
Undistributed net investment income	3,465,028
Accumulated net realized loss on investment and foreign currency transactions	(442,384,609)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	29,014,404

	$254,695,006

(a)	Includes securities on loan with a value of $12,007,183 (see Note E).

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$147,049,471	10,251,540	$14.34	*

B	$714,326	50,687	$14.09

C	$12,313,689	877,133	$14.04

Advisor	$58,169,476	3,962,395	$14.68

R	$15,367,176	1,080,658	$14.22

K	$12,120,240	847,568	$14.30

I	$8,960,628	624,813	$14.34

*	The maximum offering price per share for Class A shares was $14.98 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 21

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2018 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $610,859)	$3,975,528
Affiliated issuers	66,896
Securities lending income	36,121	$4,078,545

Expenses
Advisory fee (see Note B)	1,034,631
Distribution fee—Class A	196,984
Distribution fee—Class B	4,333
Distribution fee—Class C	71,898
Distribution fee—Class R	40,740
Distribution fee—Class K	16,138
Transfer agency—Class A	182,794
Transfer agency—Class B	1,244
Transfer agency—Class C	17,004
Transfer agency—Advisor Class	72,996
Transfer agency—Class R	21,186
Transfer agency—Class K	12,911
Transfer agency—Class I	1,094
Custodian	86,056
Registration fees	53,558
Printing	33,052
Audit and tax	32,478
Administrative	27,305
Legal	19,216
Trustees’ fees	14,096
Miscellaneous	12,245

Total expenses	1,951,959
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(7,702)

Net expenses		1,944,257

Net investment income		2,134,288

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		5,696,170
Forward currency exchange contracts		(711,836)
Foreign currency transactions		(363,303)
Net change in unrealized appreciation/depreciation of:
Investments		(11,033,056)
Forward currency exchange contracts		(1,685,671)
Foreign currency denominated assets and liabilities		(25,291)

Net loss on investment and foreign currency transactions		(8,122,987)

Net Decrease in Net Assets from Operations		$(5,988,699)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,134,288	$3,756,318
Net realized gain on investment and foreign currency transactions	4,621,031	19,267,306
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(12,744,018)	39,241,813

Net increase (decrease) in net assets from operations	(5,988,699)	62,265,437
Dividends to Shareholders from
Net investment income
Class A	(2,949,161)	(219,427)
Class B	(8,775)	– 0	–
Class C	(8,960)	– 0	–
Advisor Class	(1,292,673)	(210,617)
Class R	(259,865)	(6,293)
Class K	(241,365)	(30,035)
Class I	(248,060)	(14,106)
Transactions in Shares of Beneficial Interest
Net decrease	(16,746,793)	(41,502,117)

Total increase (decrease)	(27,744,351)	20,282,842
Net Assets
Beginning of period	282,439,357	262,156,515

End of period (including undistributed net investment income of $3,465,028 and $6,339,599, respectively)	$254,695,006	$282,439,357

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS

May 31, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end

abfunds.com	AB INTERNATIONAL VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based

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NOTES TO FINANCIAL STATEMENTS (continued)

on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2018:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$	– 0	–	$44,569,515		$	– 0	–	$44,569,515
Consumer Discretionary		4,295,253		38,577,318			– 0	–	42,872,571
Materials		5,155,852		23,782,744			– 0	–	28,938,596
Industrials		– 0	–	27,862,231			– 0	–	27,862,231
Consumer Staples		– 0	–	27,493,489			– 0	–	27,493,489
Information Technology		– 0	–	25,550,803			– 0	–	25,550,803
Energy		3,042,175		21,732,345			– 0	–	24,774,520
Health Care		6,396,995		7,458,465			– 0	–	13,855,460
Telecommunication Services		– 0	–	12,281,475			– 0	–	12,281,475
Utilities		– 0	–	2,573,506			– 0	–	2,573,506
Real Estate		– 0	–	1,039,324			– 0	–	1,039,324
Short-Term Investments		3,561,414		– 0	–		– 0	–	3,561,414
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		12,956,234		– 0	–		– 0	–	12,956,234

Total Investments in Securities		35,407,923		232,921,215	(a)		– 0	–	268,329,138
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	3,198,127			– 0	–	3,198,127
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(5,586,312)			– 0	–	(5,586,312)

Total(c)		$35,407,923		$230,533,030		$	– 0	–	$265,940,953

(a)	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

abfunds.com	AB INTERNATIONAL VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Fund filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filings are subject to various administrative and judicial proceedings within these countries. In July 2015, the Fund successfully recovered taxes withheld by Finland for the aforementioned calendar years in the amount of 986,466 EUR. Approximately 40% of this amount was utilized as a foreign tax offset in fiscal year 2015. The Fund may incur a liability to the Internal Revenue Service for the remaining balance, although the amount of this liability cannot be determined at this time. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax

abfunds.com	AB INTERNATIONAL VALUE FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2018, the reimbursement for such services amounted to $27,305.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency

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NOTES TO FINANCIAL STATEMENTS (continued)

services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $97,391 for the six months ended May 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,048 from the sale of Class A shares and received $855, $957 and $487 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2018, such waiver amounted to $1,069.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2018 is as follows:

Fund	Market Value 11/30/17 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$32,118	$28,556	$3,562	$7
Government Money Market Portfolio		14,372		90,408	91,824	12,956	60

Total						$16,518	$67

Brokerage commissions paid on investment transactions for the six months ended May 31, 2018 amounted to $45,630, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets

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NOTES TO FINANCIAL STATEMENTS (continued)

attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,504,255, $6,477,329, $2,324,034 and $2,398,858 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$46,483,992		$71,008,009
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$45,138,485
Gross unrealized depreciation	(16,110,352)

Net unrealized appreciation	$29,028,133

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2018, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended May 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$3,198,127	Unrealized depreciation on forward currency exchange contracts	$5,586,312

Total		$3,198,127		$5,586,312

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(711,836)	$(1,685,671)

Total		$(711,836)	$(1,685,671)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2018:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$110,087,773
Average principal amount of sale contracts	$114,261,252

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of May 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
Bank of America, NA	$169,219	$(169,219)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	567,119	(454,805)	– 0	–	– 0	–	112,314
BNP Paribas SA	7,302	(7,302)	– 0	–	– 0	–	– 0	–
Citibank, NA	469,043	(469,043)	– 0	–	– 0	–	– 0	–
Credit Suisse International	421,415	(421,415)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	134,003	(47,302)	– 0	–	– 0	–	86,701
Goldman Sachs Bank USA	33,360	– 0	–	– 0	–	– 0	–	33,360
JPMorgan Chase Bank, NA	340,671	(157,194)	– 0	–	– 0	–	183,477
Morgan Stanley & Co., Inc.	454,869	(134,159)	– 0	–	– 0	–	320,710
Royal Bank of Scotland PLC	149,732	(149,732)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	165,831	(39,130)	– 0	–	– 0	–	126,701
State Street Bank & Trust Co.	285,563	(285,563)	– 0	–	– 0	–	– 0	–

Total	$3,198,127	$(2,334,864)	$	– 0	–	$	– 0	–	$863,263	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Bank of America, NA	$480,207	$(169,219)	$	– 0	–	$	– 0	–	$310,988
Barclays Bank PLC	454,805	(454,805)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	43,366	(7,302)	– 0	–	– 0	–	36,064
Citibank, NA	586,162	(469,043)	– 0	–	– 0	–	117,119
Credit Suisse International	821,994	(421,415)	– 0	–	– 0	–	400,579
Deutsche Bank AG	47,302	(47,302)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	4,887	– 0	–	– 0	–	– 0	–	4,887
JPMorgan Chase Bank, NA	157,194	(157,194)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc.	134,159	(134,159)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	847,164	(149,732)	– 0	–	– 0	–	697,432
Standard Chartered Bank	39,130	(39,130)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	1,944,025	(285,563)	– 0	–	– 0	–	1,658,462
UBS AG	25,917	– 0	–	– 0	–	– 0	–	25,917

Total	$5,586,312	$(2,334,864)	$	– 0	–	$	– 0	–	$3,251,448	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2018,

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NOTES TO FINANCIAL STATEMENTS (continued)

the Fund had securities on loan with a value of $12,007,183 and had received cash collateral which has been invested into Government Money Market Portfolio of $12,956,234. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $36,121 and $59,695 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended May 31, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2018, such waiver amounted to $6,633. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017		Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017

Class A
Shares sold	379,627	951,884		$5,732,034	$12,944,751

Shares issued in reinvestment of dividends	184,867	16,660		2,700,907	202,918

Shares converted from Class B	10,515	25,111		156,631	335,283

Shares converted from Class C	100,611	1,698,814		1,497,307	23,195,859

Shares redeemed	(1,119,584)	(2,793,625)		(16,764,727)	(37,822,758)

Net decrease	(443,964)	(101,156)		$(6,677,848)	$(1,143,947)

Class B
Shares sold	1,221	4,410		$17,968	$58,608

Shares issued in reinvestment of dividends	600	– 0	–	8,650	– 0	–

Shares converted to Class A	(10,690)	(25,589)		(156,631)	(335,283)

Shares redeemed	(8,087)	(11,684)		(120,311)	(158,707)

Net decrease	(16,956)	(32,863)		$(250,324)	$(435,382)

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NOTES TO FINANCIAL STATEMENTS (continued)

Shares	Amount
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017

Class C
Shares sold	47,134	132,533	$694,877	$1,745,807

Shares issued in reinvestment of dividends	561	– 0	–	8,044	– 0	–

Shares converted to Class A	(102,865)	(1,753,679)	(1,497,307)	(23,195,859)

Shares redeemed	(190,599)	(902,567)	(2,805,037)	(11,730,222)

Net decrease	(245,769)	(2,523,713)	$(3,599,423)	$(33,180,274)

Advisor Class
Shares sold	217,329	881,457	$3,329,731	$12,144,827

Shares issued in reinvestment of dividends	70,310	13,798	1,050,428	171,648

Shares redeemed	(552,739)	(1,655,187)	(8,454,833)	(22,955,046)

Net decrease	(265,100)	(759,932)	$(4,074,674)	$(10,638,571)

Class R
Shares sold	94,219	204,186	$1,406,228	$2,752,306

Shares issued in reinvestment of dividends	17,884	521	259,323	6,292

Shares redeemed	(148,458)	(414,271)	(2,212,188)	(5,562,192)

Net decrease	(36,355)	(209,564)	$(546,637)	$(2,803,594)

Class K
Shares sold	117,225	159,869	$1,753,315	$2,172,667

Shares issued in reinvestment of dividends	16,566	2,474	241,365	30,035

Shares redeemed	(149,181)	(220,012)	(2,237,660)	(2,987,885)

Net decrease	(15,390)	(57,669)	$(242,980)	$(785,183)

Class I
Shares sold	148,619	546,766	$2,270,187	$8,011,224

Shares issued in reinvestment of dividends	15,113	717	220,344	8,715

Shares redeemed	(257,233)	(38,897)	(3,845,438)	(535,105)

Net increase (decrease)	(93,501)	508,586	$(1,354,907)	$7,484,834

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”)

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NOTES TO FINANCIAL STATEMENTS (continued)

intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2018. Effective July 3, 2018, the Facility will be increased to $325 million.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$480,478	$4,400,524

Total taxable distributions	$480,478	$4,400,524

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,818,712
Accumulated capital and other losses	(444,872,625	)(a)
Unrealized appreciation/(depreciation)	40,309,377	(b)

Total accumulated earnings/(deficit)	$(399,744,536	)(c)

(a)	As of November 30, 2017, the Fund had a net capital loss carryforward of $444,872,625. During the fiscal year, the Fund utilized $17,489,831 of capital loss carry forwards to offset current year net realized gains. The Fund also had $3,355,600,017 of capital loss carryforwards expire during the fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The other difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of refunded EU foreign tax reclaims.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2017, the Fund had a net capital loss carryforward of $444,872,625 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$200,531,013	n/a	2018
123,201,431	n/a	2018
42,065,218	79,074,963	no expiration

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.98	$ 11.93	$ 12.67	$ 13.06	$ 13.86	$ 11.24

Income From Investment Operations
Net investment income(a)	.12	(b)	.20	(b)†	.19	(b)	.24	.38	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.48)	2.87	(.75)	(.23)	(.55)	2.77
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.36)	3.07	(.56)	.01	(.17)	2.98

Less: Dividends
Dividends from net investment income	(.28)	(.02)	(.18)	(.40)	(.63)	(.36)

Net asset value, end of period	$ 14.34	$ 14.98	$ 11.93	$ 12.67	$ 13.06	$ 13.86

Total Return
Total investment return based on net asset value(d)	(2.46)%	25.78	%†	(4.49)%	.14	%††	(1.19)%	27.13%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$148	$160	$129	$168	$197	$263
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.43	%^	1.45%	1.50%	1.41%	1.47%	1.42%
Expenses, before waivers/reimbursements(e)	1.43	%^	1.46%	1.50%	1.41%	1.47%	1.42%
Net investment income	1.54	%(b)^	1.43	%(b)†	1.61	%(b)	1.90%	2.80%	1.70%
Portfolio turnover rate	17%	50%	58%	71%	60%	56%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.63	$ 11.73	$ 12.37	$ 12.70	$ 13.46	$ 10.91

Income From Investment Operations
Net investment income(a)	.04	(b)	.08	(b)†	.09	(b)	.11	.29	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.45)	2.82	(.73)	(.20)	(.54)	2.69
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.41)	2.90	(.64)	(.09)	(.25)	2.81

Less: Dividends
Dividends from net investment income	(.13)	– 0	–	– 0	–	(.24)	(.51)	(.26)

Net asset value, end of period	$ 14.09	$ 14.63	$ 11.73	$ 12.37	$ 12.70	$ 13.46

Total Return
Total investment return based on net asset value(d)	(2.81)%	24.72	%†	(5.17)%	(.70	)%††	(1.86)%	26.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$714	$990	$1,179	$2,289	$7,961	$14,653
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.23	%^	2.26%	2.28%	2.23%	2.18%	2.14%
Expenses, before waivers/reimbursements(e)	2.24	%^	2.27%	2.28%	2.23%	2.18%	2.14%
Net investment income	.56	%(b)^	.60	%(b)†	.80	%(b)	.87%	2.23%	.97%
Portfolio turnover rate	17%	50%	58%	71%	60%	56%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.45	$ 11.57	$ 12.28	$ 12.67	$ 13.46	$ 10.92

Income From Investment Operations
Net investment income(a)	.05	(b)	.07	(b)†	.10	(b)	.14	.27	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.45)	2.81	(.74)	(.23)	(.52)	2.69
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.40)	2.88	(.64)	(.09)	(.25)	2.81

Less: Dividends
Dividends from net investment income	(.01)	– 0	–	(.07)	(.30)	(.54)	(.27)

Net asset value, end of period	$ 14.04	$ 14.45	$ 11.57	$ 12.28	$ 12.67	$ 13.46

Total Return
Total investment return based on net asset value(d)	(2.78)%	24.89	%†	(5.22)%	(.62	)%††	(1.87)%	26.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,314	$16,223	$42,198	$58,504	$70,775	$88,329
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.18	%^	2.22%	2.25%	2.15%	2.17%	2.13%
Expenses, before waivers/reimbursements(e)	2.19	%^	2.23%	2.25%	2.15%	2.17%	2.13%
Net investment income	.67	%(b)^	.50	%(b)†	.84%	1.15%	2.05%	.99%
Portfolio turnover rate	17%	50%	58%	71%	60%	56%

See footnote summary on page 49.

44 | AB INTERNATIONAL VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 15.33	$ 12.20	$ 12.96	$ 13.37	$ 14.17	$ 11.49

Income From Investment Operations
Net investment income(a)	.14	(b)	.23	(b)†	.22	(b)	.28	.43	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.48)	2.94	(.77)	(.24)	(.55)	2.83
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.34)	3.17	(.55)	.04	(.12)	3.08

Less: Dividends
Dividends from net investment income	(.31)	(.04)	(.21)	(.45)	(.68)	(.40)

Net asset value, end of period	$ 14.68	$ 15.33	$ 12.20	$ 12.96	$ 13.37	$ 14.17

Total Return
Total investment return based on net asset value(d)	(2.27)%	26.08	%†	(4.26)%	.38	%††	(.85)%	27.49%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$58	$65	$61	$81	$92	$132
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.18	%^	1.21%	1.25%	1.14%	1.16%	1.12%
Expenses, before waivers/reimbursements(e)	1.18	%^	1.21%	1.25%	1.14%	1.16%	1.12%
Net investment income	1.78	%(b)^	1.66	%(b)†	1.84	%(b)	2.16%	3.17%	2.00%
Portfolio turnover rate	17%	50%	58%	71%	60%	56%

See footnote summary on page 49.

abfunds.com	AB INTERNATIONAL VALUE FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.83	$ 11.82	$ 12.54	$ 12.96	$ 13.75	$ 11.16

Income From Investment Operations
Net investment income(a)	.09	(b)	.16	(b)†	.16	(b)	.20	.34	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.47)	2.85	(.75)	(.24)	(.52)	2.76
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.38)	3.01	(.59)	(.04)	(.18)	2.94

Less: Dividends
Dividends from net investment income	(.23)	– 0	–	(.13)	(.38)	(.61)	(.35)

Net asset value, end of period	$ 14.22	$ 14.83	$ 11.82	$ 12.54	$ 12.96	$ 13.75

Total Return
Total investment return based on net asset value(d)	(2.56)%	25.52	%†	(4.69)%	(.23	)%††	(1.35)%	26.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,367	$16,561	$15,684	$19,181	$24,286	$30,986
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.71	%^	1.71%	1.71%	1.69%	1.63%	1.61%
Expenses, before waivers/reimbursements(e)	1.71	%^	1.72%	1.71%	1.69%	1.63%	1.61%
Net investment income	1.28	%(b)^	1.15	%(b)†	1.38	%(b)	1.60%	2.59%	1.51%
Portfolio turnover rate	17%	50%	58%	71%	60%	56%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.93	$ 11.90	$ 12.62	$ 13.04	$ 13.86	$ 11.23

Income From Investment Operations
Net investment income(a)	.12	(b)	.20	(b)†	.20	(b)	.25	.36	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.47)	2.86	(.74)	(.25)	(.51)	2.77
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.35)	3.06	(.54)	– 0	–	(.15)	2.99

Less: Dividends
Dividends from net investment income	(.28)	(.03)	(.18)	(.42)	(.67)	(.36)

Net asset value, end of period	$ 14.30	$ 14.93	$ 11.90	$ 12.62	$ 13.04	$ 13.86

Total Return
Total investment return based on net asset value(d)	(2.36)%	25.80	%†	(4.34)%	.07	%††	(1.06)%	27.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,120	$12,888	$10,955	$11,979	$14,257	$23,484
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.40	%^	1.40%	1.40%	1.38%	1.32%	1.30%
Expenses, before waivers/reimbursements(e)	1.40	%^	1.41%	1.40%	1.38%	1.32%	1.30%
Net investment income	1.56	%(b)^	1.47	%(b)†	1.72	%(b)	1.93%	2.72%	1.78%
Portfolio turnover rate	17%	50%	58%	71%	60%	56%

See footnote summary on page 49.

abfunds.com	AB INTERNATIONAL VALUE FUND | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 15.01	$ 11.94	$ 12.68	$ 13.11	$ 13.92	$ 11.30

Income From Investment Operations
Net investment income(a)	.14	(b)	.25	(b)†	.25	(b)	.31	.44	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.46)	2.89	(.75)	(.25)	(.54)	2.79
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.32)	3.14	(.50)	.06	(.10)	3.05

Less: Dividends
Dividends from net investment income	(.35)	(.07)	(.24)	(.49)	(.71)	(.43)

Net asset value, end of period	$ 14.34	$ 15.01	$ 11.94	$ 12.68	$ 13.11	$ 13.92

Total Return
Total investment return based on net asset value(d)	(2.20)%	26.41	%†	(3.98)%	.57	%††	(.67)%	27.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,961	$10,781	$2,504	$3,598	$3,342	$3,754
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.97	%^	.96%	.97%	.93%	.89%	.85%
Expenses, before waivers/reimbursements(e)	.97	%^	.97%	.97%	.93%	.89%	.85%
Net investment income	1.87	%(b)^	1.79	%(b)†	2.07	%(b)	2.39%	3.30%	2.22%
Portfolio turnover rate	17%	50%	58%	71%	60%	56%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended May 31, 2018 and year ended November 30, 2017, such waiver amounted to .01% (annualized) and .01%, respectively.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

††	Includes the impact of foreign withholding tax reclaims received, which enhanced the Fund’s performance for the year ended November 30, 2015 by .33%. See Note A.4.

^	Annualized.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 49

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Tawhid Ali(2), Vice President Takeo Aso(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Messrs. Ali, Aso, and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

50 | AB INTERNATIONAL VALUE FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Fund (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

abfunds.com	AB INTERNATIONAL VALUE FUND | 51

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits

52 | AB INTERNATIONAL VALUE FUND	abfunds.com

relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with

abfunds.com	AB INTERNATIONAL VALUE FUND | 53

large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the

54 | AB INTERNATIONAL VALUE FUND	abfunds.com

Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB INTERNATIONAL VALUE FUND | 55

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

56 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES

abfunds.com	AB INTERNATIONAL VALUE FUND | 57

NOTES

58 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES

abfunds.com	AB INTERNATIONAL VALUE FUND | 59

NOTES

60 | AB INTERNATIONAL VALUE FUND	abfunds.com

AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IV-0152-0518

MAY    05.31.18

SEMI-ANNUAL REPORT

AB VALUE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB VALUE FUND | 1

SEMI-ANNUAL REPORT

July 12, 2018

This report provides management’s discussion of fund performance for AB Value Fund for the semi-annual reporting period ended May 31, 2018.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2018 (unaudited)

	6 Months	12 Months
AB VALUE FUND[1]
Class A Shares	-1.44%	6.73%
Class B Shares[2]	-1.50%	6.56%
Class C Shares	-1.77%	5.93%
Advisor Class Shares[3]	-1.29%	7.02%
Class R Shares[3]	-1.62%	6.27%
Class K Shares[3]	-1.49%	6.56%
Class I Shares[3]	-1.27%	6.98%
Russell 1000 Value Index	-0.50%	8.25%

1	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2018, by 0.03% and 0.03%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2018.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the six-month period, security selection in the health care, technology and consumer staples sectors detracted from performance, relative to the benchmark. Sector selection contributed, led by an overweight to technology. Stock selection in the materials and consumer discretionary sectors also contributed.

During the 12-month period, security selection in the health care, technology and consumer staples sectors detracted from performance. An overweight to technology and stock selection in the consumer discretionary and industrials sectors contributed.

The Fund did not utilize derivatives during the six- or 12-month periods.

2 | AB VALUE FUND	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

After advancing to all-time highs, global stocks retraced some of their positive performance during the six-month period ended May 31, 2018. US equities had the highest returns, given strong corporate earnings results after the passage of major tax reform. In terms of style, growth stocks outperformed value stocks. While US tax reform and strong economic data helped stocks reach record highs early in the period, inflation concerns and rising interest rates soon weighed on performance. Trade and geopolitical tensions added to downward pressure. Toward the end of the period, political turmoil in Italy decreased investors’ risk appetite.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on attractively valued opportunities, which remain widespread across industry sectors. The Team prefers companies with robust cash flow generation and strong balance sheets, whose stocks are trading at attractive valuations compared to their long-term earnings power.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

abfunds.com	AB VALUE FUND | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

4 | AB VALUE FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB VALUE FUND | 5

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	6.73%	2.21%
5 Years	7.39%	6.46%
10 Years	4.51%	4.06%
CLASS B SHARES
1 Year	6.56%	2.56%
5 Years	7.32%	7.32%
10 Years[1]	4.43%	4.43%
CLASS C SHARES
1 Year	5.93%	4.93%
5 Years	6.61%	6.61%
10 Years	3.74%	3.74%
ADVISOR CLASS SHARES[2]
1 Year	7.02%	7.02%
5 Years	7.70%	7.70%
10 Years	4.80%	4.80%
CLASS R SHARES[2]
1 Year	6.27%	6.27%
5 Years	6.95%	6.95%
10 Years	4.12%	4.12%
CLASS K SHARES[2]
1 Year	6.56%	6.56%
5 Years	7.28%	7.28%
10 Years	4.43%	4.43%
CLASS I SHARES[2]
1 Year	6.98%	6.98%
5 Years	7.74%	7.74%
10 Years	4.87%	4.87%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.98%, 1.77%, 1.74%, 0.73%, 1.41%, 1.12% and 0.69% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

6 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	2.20%
5 Years	6.70%
10 Years	5.41%
CLASS B SHARES
1 Year	2.73%
5 Years	7.60%
10 Years[1]	5.81%
CLASS C SHARES
1 Year	4.97%
5 Years	6.87%
10 Years	5.09%
ADVISOR CLASS SHARES[2]
1 Year	7.05%
5 Years	7.94%
10 Years	6.17%
CLASS R SHARES[2]
1 Year	6.37%
5 Years	7.21%
10 Years	5.49%
CLASS K SHARES[2]
1 Year	6.66%
5 Years	7.53%
10 Years	5.81%
CLASS I SHARES[2]
1 Year	7.08%
5 Years	8.00%
10 Years	6.25%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB VALUE FUND | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 | AB VALUE FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$985.60	$4.80	0.97%
Hypothetical**	$1,000	$1,020.09	$4.89	0.97%
Class B
Actual	$1,000	$985.00	$5.25	1.06%
Hypothetical**	$1,000	$1,019.65	$5.34	1.06%
Class C
Actual	$1,000	$982.30	$8.50	1.72%
Hypothetical**	$1,000	$1,016.36	$8.65	1.72%
Advisor Class
Actual	$1,000	$987.10	$3.57	0.72%
Hypothetical**	$1,000	$1,021.34	$3.63	0.72%
Class R
Actual	$1,000	$983.80	$7.02	1.42%
Hypothetical**	$1,000	$1,017.85	$7.14	1.42%
Class K
Actual	$1,000	$985.10	$5.49	1.11%
Hypothetical**	$1,000	$1,019.40	$5.59	1.11%
Class I
Actual	$1,000	$987.30	$3.37	0.68%
Hypothetical**	$1,000	$1,021.54	$3.43	0.68%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB VALUE FUND | 9

PORTFOLIO SUMMARY

May 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $396.8

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Wells Fargo & Co.	$19,064,895	4.8%
Oracle Corp.	18,551,017	4.7
Bank of America Corp.	18,162,574	4.6
EOG Resources, Inc.	13,300,867	3.3
Raytheon Co.	12,172,159	3.1
American International Group, Inc.	11,441,863	2.9
Synchrony Financial	11,336,234	2.8
Intel Corp.	10,444,006	2.6
Marathon Petroleum Corp.	9,807,860	2.5
T-Mobile US, Inc.	9,529,713	2.4
	$133,811,188	33.7%

1	All data are as of May 31, 2018. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2018 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Financials – 26.9%
Banks – 12.5%
Bank of America Corp.	625,433	$18,162,574
Comerica, Inc.	81,545	7,688,878
Wells Fargo & Co.	353,119	19,064,895
Zions Bancorporation	86,264	4,728,130

		49,644,477

Capital Markets – 1.8%
Goldman Sachs Group, Inc. (The)	31,358	7,083,145

Consumer Finance – 5.5%
Capital One Financial Corp.	70,030	6,582,820
OneMain Holdings, Inc.(a)	121,284	3,945,369
Synchrony Financial	327,353	11,336,234

		21,864,423

Insurance – 7.1%
American International Group, Inc.	216,743	11,441,863
Everest Re Group Ltd.	38,827	8,747,335
FNF Group	215,392	7,960,888

		28,150,086

		106,742,131

Information Technology – 15.6%
Communications Equipment – 4.0%
Juniper Networks, Inc.	295,074	7,860,772
Nokia Oyj (Sponsored ADR) – Class A	1,382,970	8,007,396

		15,868,168

IT Services – 0.6%
Booz Allen Hamilton Holding Corp.	48,572	2,190,111

Semiconductors & Semiconductor Equipment – 2.6%
Intel Corp.	189,203	10,444,006

Software – 4.7%
Oracle Corp.	397,068	18,551,017

Technology Hardware, Storage & Peripherals – 3.7%
HP, Inc.	364,899	8,038,725
NCR Corp.(a)	99,386	2,991,518
Xerox Corp.	135,827	3,691,778

		14,722,021

		61,775,323

abfunds.com	AB VALUE FUND | 11

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 12.9%
Energy Equipment & Services – 1.7%
Dril-Quip, Inc.(a)	18,622	$894,787
RPC, Inc.(b)	350,519	5,755,522

		6,650,309

Oil, Gas & Consumable Fuels – 11.2%
Canadian Natural Resources Ltd.	193,067	6,672,395
Devon Energy Corp.	151,642	6,303,758
EOG Resources, Inc.	112,901	13,300,867
Hess Corp.	137,974	8,336,389
Marathon Petroleum Corp.	124,103	9,807,860

		44,421,269

		51,071,578

Health Care – 10.4%
Biotechnology – 2.0%
Gilead Sciences, Inc.	117,370	7,910,738

Health Care Providers & Services – 5.6%
Aetna, Inc.	35,613	6,272,518
Cigna Corp.	48,208	8,164,989
McKesson Corp.	55,290	7,847,862

		22,285,369

Pharmaceuticals – 2.8%
AstraZeneca PLC (Sponsored ADR)	171,796	6,361,606
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	223,318	4,801,337

		11,162,943

		41,359,050

Consumer Discretionary – 9.3%
Auto Components – 3.3%
Lear Corp.	23,418	4,636,764
Magna International, Inc. (New York) – Class A	130,676	8,372,411

		13,009,175

Media – 4.8%
Charter Communications, Inc. – Class A(a)	14,276	3,726,607
Comcast Corp. – Class A	246,763	7,694,071
Twenty-First Century Fox, Inc. – Class A	196,984	7,593,733

		19,014,411

Specialty Retail – 1.2%
Michaels Cos., Inc. (The)(a)	150,568	2,764,428
Signet Jewelers Ltd.	51,235	2,203,105

		4,967,533

		36,991,119

12 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 7.3%
Beverages – 1.7%
PepsiCo, Inc.	65,273	$6,543,618

Food Products – 2.2%
Tyson Foods, Inc. – Class A	128,417	8,664,295

Tobacco – 3.4%
British American Tobacco PLC (Sponsored ADR)	91,875	4,704,000
Philip Morris International, Inc.	111,490	8,867,915

		13,571,915

		28,779,828

Industrials – 5.4%
Aerospace & Defense – 3.1%
Raytheon Co.	58,101	12,172,159

Airlines – 1.1%
JetBlue Airways Corp.(a)	237,976	4,495,367

Machinery – 1.2%
Oshkosh Corp.	66,025	4,803,319

		21,470,845

Utilities – 4.6%
Electric Utilities – 3.2%
American Electric Power Co., Inc.	126,746	8,612,391
Edison International	66,395	4,127,113

		12,739,504

Multi-Utilities – 1.4%
NiSource, Inc.	223,841	5,663,177

		18,402,681

Materials – 3.7%
Chemicals – 2.3%
CF Industries Holdings, Inc.	83,469	3,433,915
Mosaic Co. (The)	206,858	5,686,526

		9,120,441

Metals & Mining – 1.4%
Alcoa Corp.(a)	114,979	5,527,041

		14,647,482

Telecommunication Services – 2.4%
Wireless Telecommunication Services – 2.4%
T-Mobile US, Inc.(a)	171,090	9,529,713

abfunds.com	AB VALUE FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 1.1%
Equity Real Estate Investment Trusts (REITs) – 1.1%
Mid-America Apartment Communities, Inc.	40,960	$3,832,218
Sun Communities, Inc.	6,000	580,080

		4,412,298

Total Common Stocks (cost $343,397,530)		395,182,048

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(c)(d)(e) (cost $1,266,145)	1,266,145	1,266,145

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $344,663,675)		396,448,193

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.6%
Investment Companies – 1.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(c)(d)(e) (cost $6,119,514)	6,119,514	6,119,514

Total Investments – 101.5% (cost $350,783,189)		402,567,707
Other assets less liabilities – (1.5)%		(5,754,333)

Net Assets – 100.0%		$396,813,374

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14 | AB VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

May 31, 2018 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $343,397,530)	$395,182,048	(a)
Affiliated issuers (cost $7,385,659—including investment of cash collateral for securities loaned of $6,119,514)	7,385,659
Unaffiliated dividends and interest receivable	1,047,425
Receivable for shares of beneficial interest sold	419,743
Affiliated dividends receivable	2,231

Total assets	404,037,106

Liabilities
Payable for collateral received on securities loaned	6,119,514
Payable for shares of beneficial interest redeemed	543,353
Payable for investment securities purchased	286,989
Advisory fee payable	186,602
Distribution fee payable	16,953
Transfer Agent fee payable	14,847
Administrative fee payable	7,312
Trustees’ fees payable	1,935
Accrued expenses and other liabilities	46,227

Total liabilities	7,223,732

Net Assets	$396,813,374

Composition of Net Assets
Paid-in capital	$336,269,783
Undistributed net investment income	2,111,476
Accumulated net realized gain on investment transactions	6,647,597
Net unrealized appreciation on investments	51,784,518

	$396,813,374

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$53,280,085	3,429,166	$15.54	*

B	$696,771	44,631	$15.61

C	$3,453,620	222,439	$15.53

Advisor	$326,894,812	21,014,789	$15.56

R	$854,937	55,488	$15.41

K	$8,857,611	580,488	$15.26

I	$2,775,538	179,993	$15.42

(a)	Includes securities on loan with a value of $5,582,357 (see Note E).

*	The maximum offering price per share for Class A shares was $16.23 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB VALUE FUND | 15

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2018 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $74,376)	$4,118,595
Affiliated issuers	48,566
Securities lending income	35,092	$4,202,253

Expenses
Advisory fee (see Note B)	1,138,209
Distribution fee—Class A	70,488
Distribution fee—Class B	3,812
Distribution fee—Class C	19,480
Distribution fee—Class R	2,523
Distribution fee—Class K	11,848
Transfer agency—Class A	16,520
Transfer agency—Class B	381
Transfer agency—Class C	1,304
Transfer agency—Advisor Class	99,412
Transfer agency—Class R	1,312
Transfer agency—Class K	9,478
Transfer agency—Class I	291
Custodian	60,867
Registration fees	53,356
Administrative	27,326
Audit and tax	24,691
Legal	19,216
Printing	17,398
Trustees’ fees	14,068
Miscellaneous	12,385

Total expenses	1,604,365
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(6,131)
Less: expenses waived by the Distributor (see Note C)	(2,668)

Net expenses		1,595,566

Net investment income		2,606,687

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		6,883,346
Foreign currency transactions		1,344
Net change in unrealized appreciation/depreciation of investments		(14,797,301)

Net loss on investment and foreign currency transactions		(7,912,611)

Net Decrease in Net Assets from Operations		$(5,305,924)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,606,687	$4,895,134
Net realized gain on investment transactions	6,884,690	21,456,306
Net change in unrealized appreciation/depreciation of investments	(14,797,301)	23,492,342

Net increase (decrease) in net assets from operations	(5,305,924)	49,843,782
Dividends to Shareholders from
Net investment income
Class A	(591,729)	(550,551)
Class B	(7,286)	(9,624)
Class C	– 0	–	(57,787)
Advisor Class	(4,214,926)	(4,334,704)
Class R	(6,683)	(7,847)
Class K	(90,350)	(121,470)
Class I	(38,565)	(43,193)
Transactions in Shares of Beneficial Interest
Net decrease	(12,961,002)	(23,931,876)

Total increase (decrease)	(23,216,465)	20,786,730
Net Assets
Beginning of period	420,029,839	399,243,109

End of period (including undistributed net investment income of $2,111,476 and $4,454,328, respectively)	$396,813,374	$420,029,839

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since

20 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2018:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$395,182,048		$	– 0	–	$	– 0	–	$395,182,048
Short-Term Investments	1,266,145			– 0	–		– 0	–	1,266,145
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,119,514			– 0	–		– 0	–	6,119,514

Total Investments in Securities	402,567,707			– 0	–		– 0	–	402,567,707
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$402,567,707		$	– 0	–	$	– 0	–	$402,567,707

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and

abfunds.com	AB VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS (continued)

modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2018, the reimbursement for such services amounted to $27,326.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $67,460 for the six months ended May 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $248 from the sale of Class A shares and received $446, $85 and $118 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2018, such waiver amounted to $1,548.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2018 is as follows:

Fund	Market Value 11/30/17 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$48,614	$47,348	$1,266	$10
Government Money Market Portfolio*		11,644		81,020	86,544	6,120	39

Total						$7,386	$49

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended May 31, 2018 amounted to $39,393, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. For the six months ended May 31, 2018, such waiver amounted to $2,668. Effective February 29, 2016 payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $512,885, $970,646, $144,751 and $78,939 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution

abfunds.com	AB VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$51,054,413		$66,512,939
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$69,807,935
Gross unrealized depreciation	(18,023,417)

Net unrealized appreciation	$51,784,518

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2018.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2018, the Fund had securities on loan with a value of $5,582,357 and had received cash collateral which has been invested into Government Money Market Portfolio of $6,119,514. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $35,092 and $38,633 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended May 31, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2018, such waiver amounted to $4,583. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017

Class A
Shares sold	52,863	214,423	$847,677	$3,187,644

Shares issued in reinvestment of dividends	32,431	32,807	513,060	479,973

Shares converted from Class B	5,786	18,108	91,528	267,572

Shares converted from Class C	24,447	667,927	378,814	9,773,303

Shares redeemed	(341,974)	(718,287)	(5,461,000)	(10,713,994)

Net increase (decrease)	(226,447)	214,978	$(3,629,921)	$2,994,498

Class B
Shares sold	1,465	3,629	$23,492	$54,121

Shares issued in reinvestment of dividends	446	647	7,091	9,511

Shares converted to Class A	(5,757)	(18,032)	(91,528)	(267,572)

Shares redeemed	(3,522)	(3,931)	(56,874)	(59,013)

Net decrease	(7,368)	(17,687)	$(117,819)	$(262,953)

Class C
Shares sold	12,513	39,110	$197,463	$574,222

Shares issued in reinvestment of dividends	– 0	–	3,323	– 0	–	48,577

Shares converted to Class A	(24,431)	(670,262)	(378,814)	(9,773,303)

Shares redeemed	(33,637)	(129,194)	(543,514)	(1,920,451)

Net decrease	(45,555)	(757,023)	$(724,865)	$(11,070,955)

Advisor Class
Shares sold	1,569,553	3,817,699	$25,164,206	$56,608,515

Shares issued in reinvestment of dividends	225,584	254,444	3,568,733	3,719,964

Shares redeemed	(2,237,658)	(4,924,168)	(35,721,576)	(73,421,370)

Net decrease	(442,521)	(852,025)	$(6,988,637)	$(13,092,891)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017

Class R
Shares sold	5,439	28,164	$85,773	$414,366

Shares issued in reinvestment of dividends	425	540	6,682	7,846

Shares redeemed	(19,488)	(43,784)	(308,490)	(648,586)

Net decrease	(13,624)	(15,080)	$(216,035)	$(226,374)

Class K
Shares sold	112,811	164,334	$1,823,694	$2,386,885

Shares issued in reinvestment of dividends	5,810	8,453	90,350	121,469

Shares redeemed	(188,503)	(304,537)	(2,996,857)	(4,450,920)

Net decrease	(69,882)	(131,750)	$(1,082,813)	$(1,942,566)

Class I
Shares sold	80	161	$1,273	$2,401

Shares issued in reinvestment of dividends	1,020	1,104	15,995	16,005

Shares redeemed	(13,691)	(23,251)	(218,180)	(349,041)

Net decrease	(12,591)	(21,986)	$(200,912)	$(330,635)

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2018. Effective July 3, 2018, the Facility will be increased to $325 million.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$5,125,176	$5,801,697

Total taxable distributions paid	$5,125,176	$5,801,697

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,454,328
Undistributed capital gains	0	(a)
Unrealized appreciation/(depreciation)	66,344,725	(b)

Total accumulated earnings/(deficit)	$70,799,053

(a)	During the fiscal year, the Fund utilized $20,797,789 of capital loss carry forwards to offset current year net realized gains. The Fund also had $76,059,253 of capital loss carryforwards expire during the fiscal year.

(b)	The other difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2017, the Fund did not have any capital loss carryforwards.

30 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB VALUE FUND | 31

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2018 (unaudited)		Year Ended November 30,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 15.93		$ 14.29		$ 13.86		$ 14.51	$ 12.93	$ 9.64

Income From Investment Operations
Net investment income(a)	.08	(b)	.15	(b)†	.16	(b)	.16	.20	.13
Net realized and unrealized gain (loss) on investment transactions	(.31)		1.65		.44		(.60)	1.51	3.32

Net increase (decrease) in net asset value from operations	(.23)		1.80		.60		(.44)	1.71	3.45

Less: Dividends
Dividends from net investment income	(.16)		(.16)		(.17)		(.21)	(.13)	(.16)

Net asset value, end of period	$ 15.54		$ 15.93		$ 14.29		$ 13.86	$ 14.51	$ 12.93

Total Return
Total investment return based on net asset value(c)*	(1.44)%		12.68	%†	4.44%		(3.07)%	13.38%	36.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53,280		$58,220		$49,150		$54,560	$62,021	$61,455
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.97	%^	.98%		1.00%		1.03%	1.04%	1.07%
Expenses, before waivers/reimbursements	.97	%^	.98%		1.00%		1.03%	1.04%	1.07%
Net investment income	1.06	%(b)^	1.02	%(b)†	1.22	%(b)	1.15%	1.45%	1.18%
Portfolio turnover rate	12%		41%		74%		91%	56%	55%

See footnote summary on page 39.

32 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2018 (unaudited)		Year Ended November 30,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 15.99		$ 14.34		$ 13.89		$ 14.53	$ 12.94	$ 9.63

Income From Investment Operations
Net investment income(a)(d)	.08	(b)	.14	(b)†	.15	(b)	.15	.20	.13
Net realized and unrealized gain (loss) on investment transactions	(.32)		1.65		.45		(.60)	1.52	3.32

Net increase (decrease) in net asset value from operations	(.24)		1.79		.60		(.45)	1.72	3.45

Less: Dividends
Dividends from net investment income	(.14)		(.14)		(.15)		(.19)	(.13)	(.14)

Net asset value, end of period	$ 15.61		$ 15.99		$ 14.34		$ 13.89	$ 14.53	$ 12.94

Total Return
Total investment return based on net asset value(c)*	(1.50)%		12.60	%†	4.40%		(3.13)%	13.39%	36.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$697		$831		$999		$1,475	$2,605	$3,759
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.06	%^	1.07%		1.05%		1.08%	1.06%	1.11%
Expenses, before waivers/reimbursements	1.76	%^	1.77%		1.75%		1.78%	1.76%	1.81%
Net investment income(d)	.96	%(b)^	.93	%(b)†	1.17	%(b)	1.07%	1.47%	1.15%
Portfolio turnover rate	12%		41%		74%		91%	56%	55%

See footnote summary on page 39.

abfunds.com	AB VALUE FUND | 33

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2018 (unaudited)		Year Ended November 30,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 15.81		$ 14.19		$ 13.76		$ 14.41	$ 12.84	$ 9.57

Income From Investment Operations
Net investment income(a)	.02	(b)	.04	(b)†	.06	(b)	.06	.10	.05
Net realized and unrealized gain (loss) on investment transactions	(.30)		1.64		.44		(.60)	1.52	3.30

Net increase (decrease) in net asset value from operations	(.28)		1.68		.50		(.54)	1.62	3.35

Less: Dividends
Dividends from net investment income	– 0	–	(.06)		(.07)		(.11)	(.05)	(.08)

Net asset value, end of period	$ 15.53		$ 15.81		$ 14.19		$ 13.76	$ 14.41	$ 12.84

Total Return
Total investment return based on net asset value(c)*	(1.77)%		11.84	%†	3.64%		(3.77)%	12.65%	35.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,454		$4,238		$14,545		$15,571	$18,617	$17,983
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.72	%^	1.73%		1.74%		1.73%	1.74%	1.78%
Expenses, before waivers/reimbursements	1.73	%^	1.74%		1.74%		1.73%	1.74%	1.78%
Net investment income	.28	%(b)^	.26	%(b)†	.47	%(b)	.44%	.74%	.48%
Portfolio turnover rate	12%		41%		74%		91%	56%	55%

See footnote summary on page 39.

34 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2018 (unaudited)		Year Ended November 30,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 15.96		$ 14.31		$ 13.89		$ 14.55	$ 12.96	$ 9.66

Income From Investment Operations
Net investment income(a)	.10	(b)	.19	(b)†	.19	(b)	.21	.24	.17
Net realized and unrealized gain (loss) on investment transactions	(.30)		1.65		.45		(.62)	1.52	3.32

Net increase (decrease) in net asset value from operations	(.20)		1.84		.64		(.41)	1.76	3.49

Less: Dividends
Dividends from net investment income	(.20)		(.19)		(.22)		(.25)	(.17)	(.19)

Net asset value, end of period	$ 15.56		$ 15.96		$ 14.31		$ 13.89	$ 14.55	$ 12.96

Total Return
Total investment return based on net asset value(c)*	(1.29)%		13.02	%†	4.72%		(2.84)%	13.76%	36.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$326,895		$342,437		$319,337		$313,391	$324,882	$338,353
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.72	%^	.73%		.74%		.73%	.74%	.77%
Expenses, before waivers/reimbursements	.72	%^	.73%		.74%		.73%	.74%	.77%
Net investment income	1.32	%(b)^	1.26	%(b)†	1.48	%(b)	1.45%	1.79%	1.49%
Portfolio turnover rate	12%		41%		74%		91%	56%	55%

See footnote summary on page 39.

abfunds.com	AB VALUE FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2018 (unaudited)		Year Ended November 30,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 15.76		$ 14.14		$ 13.69		$ 14.34	$ 12.76	$ 9.52

Income From Investment Operations
Net investment income(a)	.05	(b)	.09	(b)†	.10	(b)	.11	.14	.10
Net realized and unrealized gain (loss) on investment transactions	(.30)		1.62		.44		(.60)	1.52	3.27

Net increase (decrease) in net asset value from operations	(.25)		1.71		.54		(.49)	1.66	3.37

Less: Dividends
Dividends from net investment income	(.10)		(.09)		(.09)		(.16)	(.08)	(.13)

Net asset value, end of period	$ 15.41		$ 15.76		$ 14.14		$ 13.69	$ 14.34	$ 12.76

Total Return
Total investment return based on net asset value(c)*	(1.62)%		12.17	%†	3.99%		(3.47)%	13.05%	35.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$855		$1,089		$1,190		$1,127	$2,001	$1,885
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.42	%^	1.41%		1.43%		1.41%	1.42%	1.42%
Expenses, before waivers/reimbursements	1.42	%^	1.41%		1.43%		1.41%	1.42%	1.42%
Net investment income	.58	%(b)^	.59	%(b)†	.78	%(b)	.76%	1.07%	.87%
Portfolio turnover rate	12%		41%		74%		91%	56%	55%

See footnote summary on page 39.

36 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2018 (unaudited)		Year Ended November 30,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 15.63		$ 14.03		$ 13.62		$ 14.27	$ 12.72	$ 9.50

Income From Investment Operations
Net investment income(a)	.07	(b)	.13	(b)†	.14	(b)	.15	.18	.13
Net realized and unrealized gain (loss) on investment transactions	(.30)		1.62		.43		(.59)	1.50	3.26

Net increase (decrease) in net asset value from operations	(.23)		1.75		.57		(.44)	1.68	3.39

Less: Dividends
Dividends from net investment income	(.14)		(.15)		(.16)		(.21)	(.13)	(.17)

Net asset value, end of period	$ 15.26		$ 15.63		$ 14.03		$ 13.62	$ 14.27	$ 12.72

Total Return
Total investment return based on net asset value(c)*	(1.49)%		12.56	%†	4.26%		(3.16)%	13.37%	36.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,857		$10,167		$10,976		$10,345	$12,200	$10,762
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11	%^	1.11%		1.11%		1.11%	1.11%	1.11%
Expenses, before waivers/reimbursements	1.11	%^	1.12%		1.11%		1.11%	1.11%	1.11%
Net investment income	.92	%(b)^	.88	%(b)†	1.10	%(b)	1.07%	1.36%	1.13%
Portfolio turnover rate	12%		41%		74%		91%	56%	55%

See footnote summary on page 39.

abfunds.com	AB VALUE FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2018 (unaudited)		Year Ended November 30,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 15.82		$ 14.20		$ 13.78		$ 14.44	$ 12.86	$ 9.59

Income From Investment Operations
Net investment income(a)	.11	(b)	.19	(b)†	.20	(b)	.21	.24	.18
Net realized and unrealized gain (loss) on investment transactions	(.31)		1.63		.44		(.61)	1.52	3.29

Net increase (decrease) in net asset value from operations	(.20)		1.82		.64		(.40)	1.76	3.47

Less: Dividends
Dividends from net investment income	(.20)		(.20)		(.22)		(.26)	(.18)	(.20)

Net asset value, end of period	$ 15.42		$ 15.82		$ 14.20		$ 13.78	$ 14.44	$ 12.86

Total Return
Total investment return based on net asset value(c)*	(1.27)%		12.96	%†	4.81%		(2.81)%	13.87%	36.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,775		$3,048		$3,046		$3,048	$3,467	$3,004
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.68	%^	.68%		.69%		.69%	.68%	.68%
Expenses, before waivers/reimbursements	.68	%^	.69%		.69%		.69%	.68%	.68%
Net investment income	1.35	%(b)^	1.31	%(b)†	1.52	%(b)	1.50%	1.79%	1.58%
Portfolio turnover rate	12%		41%		74%		91%	56%	55%

See footnote summary on page 39.

38 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Net of fees and expenses waived by Distributor.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2018 and years ended November 30, 2017, November 30, 2016, November 30, 2015, November 30, 2014 and November 30, 2013 by .03%, .07%, .21%, .13%, .03% and .13%, respectively.

^	Annualized.

See notes to financial statements.

abfunds.com	AB VALUE FUND | 39

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Joseph G. Paul(2), Senior Vice President

Cem Inal(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Paul and Inal are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

40 | AB VALUE FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Value Fund (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

abfunds.com	AB VALUE FUND | 41

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

42 | AB VALUE FUND	abfunds.com

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the

abfunds.com	AB VALUE FUND | 43

relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The

44 | AB VALUE FUND	abfunds.com

directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB VALUE FUND | 45

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

VAL-0152-0518

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:  July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:  July 27, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:  July 27, 2018